[BACKGROUND GRAPHIC]

                SELIGMAN
------------------------
      SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.



      INTERNATIONAL FUND

        EMERGING MARKETS
             GROWTH FUND

           GLOBAL GROWTH
      OPPORTUNITIES FUND

          GLOBAL SMALLER
          COMPANIES FUND

  GLOBAL TECHNOLOGY FUND

                                                        [GRAPHIC OMITTED]

                                                         MID-YEAR REPORT
                                                         APRIL 30, 1999

                                                             ------

                                                            INVESTING

                                                         AROUND THE WORLD

                                                           FOR CAPITAL

                                                           APPRECIATION




                                                           [LOGO OMITTED]

                                                       J. & W. SELIGMAN & CO.
                                                           INCORPORATED
                                                         ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

               TIMES CHANGE...

               Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

               In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

               With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman
[PHOTO] was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

James, Jesse,
and Joseph
Seligman, 1870


In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ....................................   1
Market and Economic Overview ...........................   2
Seligman Henderson International Fund:
  Investment Report ....................................   3
  Performance and Portfolio Overview ...................   5
  Portfolio of Investments .............................   8
Seligman Henderson Emerging Markets Growth Fund:
  Investment Report ....................................  12
  Performance and Portfolio Overview ...................  14
  Portfolio of Investments .............................  17
Seligman Henderson Global Growth Opportunities Fund:
  Investment Report ....................................  21
  Performance and Portfolio Overview ...................  23
  Portfolio of Investments .............................  26
Seligman Henderson Global Smaller Companies Fund:
  Investment Report ....................................  30
  Performance and Portfolio Overview ...................  32
  Portfolio of Investments .............................  35
Seligman Henderson Global Technology Fund:
  Investment Report ....................................  45
  Performance and Portfolio Overview ...................  47
  Portfolio of Investments .............................  50
Statements of Assets and Liabilities ...................  55
Statements of Operations ...............................  56
Statements of Changes in Net Assets ....................  57
Notes to Financial Statements ..........................  59
Financial Highlights ...................................  66
Report of Independent Auditors .........................  74
Board of Directors and Executive Officers ..............  75
Glossary of Financial Terms ............................  76
Benchmarks and For More Information ....................  77

TO THE SHAREHOLDERS

During the six months ended April 30, 1999, stock markets around the world recovered sharply from the depressed levels seen during the global financial crisis, which began late last summer. These rebounds were largely the result of significant monetary policy easings by the world's central banks, led by the US Federal Reserve Board.

During this time, the US economy continued its ongoing expansion, despite the threat of worldwide financial disorder, and US equities continued to hit new highs. The UK market also performed well, far outpacing Continental European markets, which were generally weak. Asian markets rebounded sharply from last year's crisis with the boost provided by Japan, which was the best-performing major market. Emerging markets also bounced back strongly. During the past several years, the economic environment and investor demand favored growth stocks. However, early in 1999 that trend slowed with emphasis shifting to value stocks. The better overall economic environment has contributed to improving the financial prospects for value stocks, particularly for those traditionally classified as cyclical. Also, investors have begun to recognize the significantly lower valuation levels of value stocks compared to those of growth stocks. Since the global economic recovery remains somewhat fragile, however, it is unclear whether the resurgence of value stocks will continue.

Over the near term, there is a possibility that equity markets will retreat somewhat following the dramatic advances of the past six months. Overall, however, the growing optimism for global economic expansion provides a favorable long-term outlook for world equity markets, and we believe that global equity markets will continue to offer many exciting growth opportunities for long-term investors.

Your portfolio management team considers the potential ramifications of the Year 2000 (Y2K) computer issue when making decisions on which securities should be held by the Fund. In addition, the Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all of its operations are prepared for the challenges posed by Y2K, and we are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of this issue.

Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,



/s/ William Morris
----------------------------
William C. Morris
Chairman



                                           /s/ Brian T.  Zino
                                           -------------------------------
                                           Brian T. Zino
                                           President

June 4, 1999

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

During the six months ended April 30, 1999, the world's central banks, led by the US Federal Reserve Board, lowered interest rates in an effort to spark economic activity following 1998's worldwide financial crisis. Global stock markets responded by recovering sharply from their depressed levels of last fall. The increase in economic activity has produced some small upward revisions in ~gross domestic product (GDP) growth forecasts for many countries and global inflation appears to be manageable.

UNITED STATES

The US economy, whose ongoing expansion appeared threatened last fall by the global financial crisis, continued to deliver surprisingly robust growth. A series of three interest rates cuts by the Federal Reserve Board last fall injected liquidity into the economy, which has contributed to driving US equity markets to new highs.

UNITED KINGDOM

The UK stock market ended the period up 15.38% in US dollar terms, strongly ahead of Continental European markets. The number and magnitude of interest rate cuts over the past six months surprised UK investors and moved these markets significantly higher. Investors are now anticipating further interest-rate reductions, lower bond yields, a weaker currency, and accelerating growth for the second half of calendar year 1999.

CONTINENTAL EUROPE

Continental European equity markets rallied for a brief period following the successful introduction of the euro in January. Since then, however, a slowdown in economic growth relative to the US has caused Continental Europe to underperform other major markets. In April, the European Central Bank again cut interest rates which, combined with a better global economic environment, should begin to improve market prospects. Mergers and acquisitions continued across the region, particularly among financial and telecommunications companies.

JAPAN

Japan was the best-performing major market over the period. The Nikkei Average gained 26.47% and closed above 16,000 for the first time since April 1998. This strong performance was driven by better economic news and corporate restructurings, which have prompted foreign cash to flow back into this market.

PACIFIC REGION

Asian markets strengthened during the six-month period ended April 30, 1999, primarily because of lower interest rates and a liquidity-driven rally. The region had a poor start at the beginning of calendar year 1999, as renewed fears over emerging markets, following the devaluation of the Brazilian real, placed a drag on performance. However, Japan's improving outlook and a stronger yen have improved the relative competitiveness of Southeast Asia and have given Asia hope for regional recovery.

EMERGING MARKETS

Emerging markets rallied strongly from their lows of August and September 1998, despite the Brazilian currency devaluation in January 1999, which proved less traumatic for emerging markets than many had anticipated. Emerging markets have also been helped by the worldwide economic recovery, the sharp rebound in Far East markets, and rising commodity prices.

OUTLOOK

It appears that the numerous interest rate reductions in recent months are beginning to stimulate global economic growth, which we believe will be satisfactory for the remainder of the Fund's fiscal year. However, the overall monetary environment may not be as supportive as it has been over the past six months. The world has not fully recovered from the damaging events of 1998, and weak areas remain. For example, in both Germany and Japan, economic growth remains sluggish and these economies need to make further progress. At the same time, we think inflation will remain subdued, despite the recent price increases for oil and some other commodities.

We believe that there is now some potential for a short-term pullback in global equity prices following their sharp increases during the past six months. However, looking out over the balance of the Fund's fiscal year, we anticipate further progress for global equities.

INVESTMENT REPORT
Seligman Henderson International Fund

PERFORMANCE REVIEW

During the six months ended April 30, 1999, Seligman Henderson International Fund posted a 12.90% total return based on the net asset value of Class A shares, versus the 15.16% total return of its peer group, as measured by the Lipper International Funds Average (Lipper Average), and 15.44% for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

The Fund underperformed relative to the Lipper Average and to the MSCI EAFE Index because of its underweightings in Japan, the Pacific Basin, and emerging markets, all of which performed well during the period. The Fund's overweighting in Continental Europe, which was weak relative to other world markets, negatively impacted performance.


PORTFOLIO STRATEGY

UNITED KINGDOM

During the six-month period under review, the Fund's exposure to the UK was increased to 29.80%, an overweighting relative to the MSCI EAFE Index. The UK ended the period up 15.38%, strongly ahead of the rest of Europe. Investors have been surprised by the number and size of interest rate cuts in the UK over the past six months, and are now looking forward to further declines in interest rates and bond yields, and to a weaker currency. Market participants expect in general that economic growth will accelerate in the second half of 1999. In addition, it has recently become clearer that the UK may choose to join European Monetary Union (EMU), which would likely be positive for UK markets.

We believe that interest rates in the UK will continue to fall and that economic growth will rebound over the second half of 1999. In addition, the UK equity market is now among the cheapest in the West and economic recovery is likely to boost profit growth, particularly for consumer and industrial cyclicals.

--------------------------------------------------------------------------------
[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN C. CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON
--------------------------------------------------------------------------------

CONTINENTAL EUROPE

The introduction of the new single currency, the euro, led to a period of "europhoria" at the beginning of January. However, this rally was short lived and Continental European equity markets have since underperformed other major markets in recent months, as the deterioration in economic growth relative to the US has had a negative impact. Recently, the European Central Bank cut interest rates. This looser monetary policy, combined with an improving global economic environment, should brighten market prospects. Merger and acquisition activity continued at a robust pace, particularly among financial and telecommunications companies.


--------------------------------------------------------------------------------
 FUND OBJECTIVE

 Seligman Henderson International Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Henderson International Fund

We have maintained our overweighting in Continental Europe as stock valuations there are attractive, and we expect the relative performance of these markets to improve shortly. Low interest rates, low inflation, and greater opportunity for structural improvements should improve the medium-term prospects for both earnings and economic growth. In addition, better news on the global economy led us to increase the Fund's exposure to cyclical stocks in Continental Europe.

JAPAN

Japan was the best-performing major market over the period, with the Nikkei Average closing above 16,000 for the first time since April 1998. Better news on the economy and corporate restructurings have prompted foreign inflows into the market.

While we have increased our weighting in Japan to 12.91%, we remain significantly underweighted relative to the MSCI EAFE Index's weighting of 23.08%. Although there is a positive long-term case for Japanese equities, the market may weaken over the near term if the currency weakens and if economic data provide mixed signals. We will likely view any pullback in this market as an opportunity to increase the Fund's weighting.

PACIFIC BASIN

Asian markets strengthened during the six-month period ended April 30, 1999, primarily because of lower interest rates and a liquidity-driven rally. The region had a poor start at the beginning of 1999 when it was negatively impacted by renewed fears over emerging markets in general following the devaluation of the Brazilian real. However, the relative competitiveness of Southeast Asia has improved because of the strengthening of the Japanese yen, and Japan's ongoing recovery has improved the prospects for the entire region.

While government policy responses in the region have been slightly more positive, overall the fundamentals remain weak. The Japanese economy is also a major factor for a possible recovery in Asia, and evidence that the Japanese economy may have bottomed is positive for Asia. The Fund was underweighted in the region during the past six months and we plan to remain underweighted until fundamentals show further signs of solid improvement.

EMERGING MARKETS

Emerging markets staged a strong recovery from their lows of last fall. While our exposure to emerging markets was limited, our holdings in Greece contributed positively to overall performance, as this market was up 44.2% on hopes that Greece will join EMU in 2001.

OUTLOOK

The outlook for non-US equity markets continues to improve as better prospects for global economic growth and subdued inflationary pressures should continue to provide a positive backdrop. Within this context, we believe that the regions that have the greatest potential for corporate earnings growth -- Continental Europe, the UK, and select emerging markets -- will offer attractive return potential. While we expect the economies of Japan and the Pacific to improve over the next six months, we believe that the fundamentals underpinning these markets must make further progress before we will significantly increase the Fund's weightings in these regions.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COUNTRY INDEX FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund


COUNTRY ALLOCATION
April 30, 1999

                                                            MSCI
                                                            EAFE
                                           FUND             INDEX
                                         --------         --------
CONTINENTAL EUROPE .....................  58.62%           47.65%
         Austria .......................     --             0.32
         Belgium .......................     --             1.52
         Denmark .......................   0.98             0.77
         Finland .......................   0.64             1.71
         France ........................  13.40             9.19
         Germany .......................   9.38             9.71
         Greece ........................   1.62               --
         Hungary .......................   2.27               --
         Ireland .......................   1.56             0.48
         Italy .........................   5.96             4.65
         Netherlands ...................   8.93             6.01
         Norway ........................     --             0.43
         Portugal ......................     --             0.52
         Spain .........................   4.21             2.94
         Sweden ........................   2.52             2.26
         Switzerland ...................   7.15             7.14
JAPAN                                     12.91            23.08
PACIFIC                                    1.63             6.57
         Australia .....................   1.45             2.97
         Hong Kong .....................     --             2.51
         New Zealand ...................     --             0.21
         Singapore .....................     --             0.88
         South Korea ...................   0.18               --
UNITED KINGDOM .........................  29.80            22.70
OTHER ASSETS LESS LIABILITIES ..........  (2.96)              --
                                         ------           ------
TOTAL                                    100.00%          100.00%
                                         ======           ======



LARGEST INDUSTRIES
APRIL 30, 1999


       [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH IN THE PRINTED PIECE.]

                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
BANKING ................................     $15,511,318           17.2%
TELECOMMUNICATIONS .....................     $11,391,934           12.7%
RESOURCES ..............................     $ 6,827,428            7.6%
INDUSTRIAL GOODS AND SERVICES ..........     $ 6,379,423            7.1%
RETAILING ..............................     $ 5,795,732            6.4%




       [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]


REGIONAL ALLOCATION
APRIL 30, 1999


                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
CONTINENTAL EUROPE .........................................       58.62%
UNITED KINGDOM .............................................       29.80%
JAPAN ......................................................       12.91%
PACIFIC ....................................................        1.63%
OTHER ASSETS LESS LIABILITIES ..............................       -2.96%



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 1999

SECURITY                                            VALUE
------------                                      ----------
Granada Group (UK).............................   $2,186,577
Royal Bank of Scotland Group (UK)..............    2,101,661
Magyar Tavkozlesi "Matav"~(ADRs) (Hungary).....    2,047,500
BP Amoco (UK)..................................    1,956,716
WPP Group (UK).................................    1,783,963
Mannesmann (Germany)...........................    1,667,127
Lloyds TSB Group (UK)..........................    1,625,145
Railtrack Group (UK)...........................    1,587,391
Telecom Italia (Italy).........................    1,569,857
ING Groep (Netherlands)........................    1,451,438

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 1999

                                                                                AVERAGE ANNUAL
                                              --------------------------------------------------------------------------------
                                                                                         CLASS A      CLASS B       CLASS D
                                                                                          SINCE        SINCE         SINCE
                                                 SIX           ONE           FIVE       INCEPTION    INCEPTION     INCEPTION
                                                MONTHS*        YEAR          YEARS        4/7/92     4/22/96        9/21/93
                                              ---------       -------       -------    ------------ ------------  ------------
CLASS A**
With Sales Charge                                7.51%        (4.21)%        7.21%        10.54%          n/a           n/a
Without Sales Charge                            12.90          0.55          8.27         11.30           n/a           n/a

CLASS B**
With CDSC+                                       7.46         (5.25)          n/a           n/a          6.65%          n/a
Without CDSC                                    12.46         (0.26)          n/a           n/a          7.51           n/a

CLASS D**
With 1% CDSC                                    11.41         (1.31)          n/a           n/a           n/a           n/a
Without CDSC                                    12.41         (0.31)         7.33           n/a           n/a          8.72%

LIPPER INTERNATIONAL FUNDS AVERAGE***           15.16          3.14          8.76         11.17++        9.60o         9.92oo

MSCI EAFE INDEX***                              15.44          9.81          9.02         11.84+++       9.18o         9.72oo

NET ASSET VALUE


                                        APRIL 30, 1999         OCTOBER 31, 1998          APRIL 30, 1998
                                       ---------------        ------------------        ---------------
CLASS A                                     $20.04                  $17.75                   $19.93
CLASS B                                      19.04                   16.93                    19.09
CLASS D                                      19.03                   16.93                    19.09

CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1999

REALIZED             $1.424
UNREALIZED           4.1010oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

------------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper International Funds Average and the Morgan Stanley Capital
     International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 9, 1992.
 +++ From March 31, 1992.
   o From April 30, 1996.
  oo From September 30, 1993.
 ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

     This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through April 30, 1999, ~to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

         [THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]


         Class A With    Class A Without    MSCI EAFE   Lipper International
         Sales Load      Sales Load         Index       Funds Average
         ------------    ---------------    ---------   --------------------

4/7/92       9524             10000           10000           10000
4/30/92      9635             10117           10050           10482
7/31/92      9444              9917            9963           10327
10/31/92     9437              9908            9843            9874
1/31/93      9662             10145            9995           10101
4/30/93     11270             11833           12266           11456
7/31/93     11445             12017           12771           11819
10/31/93    12718             13354           13571           12991
1/31/94     14012             14712           14411           14464
4/30/94     13646             14329           14345           13880
7/31/94     13971             14670           14613           14064
10/31/94    14353             15071           14980           14390
1/31/95     12724             13361           13809           12899
4/30/95     13530             14207           15189           13778
7/31/95     14438             15160           15676           14650
10/31/95    14175             14884           14970           14301
1/31/96     15146             15903           16084           15223
4/30/96     15916             16712           16973           16046
7/31/96     15173             15932           16277           15530
10/31/96    15370             16138           16588           15953
1/31/97     15845             16637           16442           16662
4/30/97     16278             17092           16873           16980
7/31/97     18605             19535           19281           19361
10/31/97    16881             17725           17403           17626
1/31/98     17331             18197           18183           18032
4/30/98     20187             21196           20115           20483
7/31/98     20785             21824           20387           20651
10/31/98    17979             18878           19133           18345
1/31/99     19721             20707           20859           20043
4/30/99     20299             21313           22086           21126


     There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. As shown on page 6, the performances of Class B and Class D shares will be greater than or less than the performance ~shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is ~not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
During the Six Months Ended April 30, 1999

                                     SHARES
                              --------------------
                                           HOLDINGS
ADDITIONS                     INCREASE     4/30/99
-------------                  ------      ------
ABB (Switzerland) ..........      960         960
Akzo Nobel (Netherlands) ...   28,617      28,617
AstraZeneca (UK) ...........   32,035      32,035
Banco Santander Central
  Hispano (Spain) ..........   55,620      55,620
Banque Nationale
  de Paris "BNP" (France) ..   13,702      13,702
British Tele-
  communications (UK) ......   75,000      75,000
Great Universal
  Stores (UK) ..............   75,000      75,000
Hoechst (Germany) ..........   22,812      22,812
Laporte (UK) ...............   85,000      85,000
Valeo (France) .............   14,246      14,246


                                     SHARES
                              --------------------
                                           HOLDINGS
REDUCTIONS                    INCREASE     4/30/99
-------------                  ------      ------
Accor (France) .............    5,029          --
Argentaria(1) (Spain) ......   60,570          --
Centros Comerciales
  Continente (Spain) .......   38,203          --
Electricidade de
  Portugal (Portugal) ......   51,688          --
Istituto Nazionale delle
  Assicurazioni (Italy) ....  566,314          --
Kingfisher (UK) ............   87,400          --
L.M. Ericsson Telefon
  (Series B) (Sweden) ......   59,795          --
Nestle (Switzerland) .......      733          --
Swisscom (Switzerland) .....    3,054          --
Unilever (Netherlands) .....   17,330          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

---------------
(1) Formerly, Corporacion Bancaria de Espana.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson International Fund

                                               SHARES            VALUE
                                             ----------       -----------
COMMON STOCKS  102.96%
AUSTRALIA  1.45%

COLONIAL
   Provider of financial services in
   banking, retail insurance, and
   investments (Financial Services)            168,000        $  632,198
RIO TINTO
   International mining company
   (Metals)                                      4,000            67,325
TELSTRA
   Provider of telecommunications
   services (Telecommunications)                25,500           138,288
WESTPAC BANKING
  Provider of banking services
  (Banking)                                     60,700           463,100
                                                              ----------
                                                               1,300,911
                                                              ----------
DENMARK  0.98%
TELE DANMARK (SERIES B)*
   Provider of telecommunications
   services and equipment
   (Telecommunications)                          8,510           878,056
                                                              ----------
FINLAND  0.64%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)                 7,490           577,895
                                                              ----------
FRANCE  13.40%
AXA
   Provider of financial services and
   insurance (Insurance)                        10,894         1,407,993
BANQUE NATIONALE DE PARIS "BNP"
   Provider of commercial,
   investment, and private banking
   services (Banking)                           13,702         1,136,891
CASTORAMA DUBOIS INVESTISSEMENTS
   Operator of do-it-yourself
   retail stores (Retailing)                     5,500         1,317,567
ELF AQUITAINE
   Oil and gas exploration;
   manufacturer of chemical
   compounds (Resources)                         9,005         1,400,048
LAFARGE
   Producer and seller of
   building materials
   (Construction and Property)                   8,920           867,950
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunications
   industries (Electronics)                      8,486           884,956

SUEZ LYONNAISE DES EAUX
   Financial group which supports
   the communication, electric,
   waste management, and
   water industries (Construction
   and Property)                                 7,272       $ 1,238,288
TOTAL (B SHARES)
   Worldwide operator of gas
   and oil (Resources)                          10,135         1,389,219
VALEO
   Manufacturer of automobile
   components (Manufacturing)                   14,246         1,205,382
VIVENDI
   Water purification and
   distribution; energy production
   (Industrial Goods and Services)               5,216         1,219,743
                                                             -----------
                                                              12,068,037
                                                             -----------
GERMANY  9.38%
ADIDAS-SALOMON
   Manufacturer and marketer of
   sporting goods (Retailing)                    8,695          858,012
BAYERISCHE HYPO-UND VEREINSBANK
   Provider of universal banking
   services (Banking)                           17,331        1,145,633
DAIMLERCHRYSLER
   Manufacturer of automobiles,
   trucks, and related parts
   (Automotive and Related)                     13,060        1,278,385
DEUTSCHE BANK
   Worldwide banking operation
   (Banking)                                    11,750          679,157
DEUTSCHE BANK*
   Worldwide banking operation
   (Banking)                                       980           55,142
DEUTSCHE TELEKOM
   Provider of telecommunications
   services (Telecommunications)                17,240          686,506
HOECHST
   Manufacturer of industrial
   chemicals and pharmaceutical,
   agricultural, and veterinary
   products (Chemicals)                         22,812        1,044,704
MANNESMANN
   Manufacturer of plant and
   machinery equipment; auto-
   motive electronics (Industrial
   Goods and Services)                          12,722        1,667,127
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control
   systems (Manufacturing)                      13,971        1,029,917
                                                             ----------
                                                              8,444,583
                                                             ----------
---------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson International Fund

                                               SHARES            VALUE
                                             ----------       -----------
GREECE  1.62%
HELLENIC TELECOMMUNICATIONS
   ORGANIZATION
   Provider of telecommunications
   services (Telecommunications)              24,500         $  568,999
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking and
   financial services (Banking)               64,720            886,664
                                                             ----------
                                                              1,455,663
                                                             ----------
HUNGARY  2.27%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)              72,800          2,047,500
                                                             ----------
IRELAND  1.56%
BANK OF IRELAND
   Provider of banking services
   (Banking)                                  70,000          1,399,901
                                                             ----------
ITALY  5.96%
BANCA POPOLARE DI BRESCIA
   Provider of commercial banking
   and financial services (Banking)           35,506          1,222,348

ENI
   Refiner and marketer of oil
   and gas (Resources)                       176,910         1,165,688
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)             147,397         1,569,857
TELECOM ITALIA (RNC)
   Provider of telecommunications
   services (Telecommunications)              68,000           366,074
UNICREDITO ITALIANO
   Provider of banking services
   (Banking)                                 206,070         1,046,160
                                                            ----------
                                                             5,370,127
                                                            ----------
JAPAN  12.91%
ASAHI CHEMICAL INDUSTRY
   Producer of chemicals, plastics,
   rubber, and food products
   (Chemicals)                                97,000           564,970
BANK OF TOKYO-MITSUBISHI
   Provider of a broad range
   of financial services
   (Financial Services)                       45,000           664,488
CANON
   Manufacturer of printers and
   photocopiers (Business Services)           23,000           562,833
HOSIDEN
   Manufacturer of electronic
   components (Electronics)                   24,000           506,851

JAPAN TOBACCO
   Tobacco producer (Tobacco)                     58           583,281
KADOKAWA SHOTEN PUBLISHING
   Magazine and book
   publisher (Media)                           3,700           564,341
KAO
   Manufacturer of cosmetics
   and personal care products
   (Consumer Products)                        21,000           533,250
KAWASAKI HEAVY INDUSTRIES
   Producer of transport
   equipment and heavy
   machinery for military and
   commercial use (Industrial
   Goods and Services)                       203,000           512,072
Mitsui Chemicals
   Producer of petrochemical
   products (Chemicals)                       97,000           496,686
MITSUI MINING & SMELTING
   Metal producer (Metals)                    75,000           388,435
NAMCO
   Manufacturer of game
   equipment and software
   (Entertainment and Leisure)                26,800           606,411
NIPPON TELEGRAPH & TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)                  70           762,623
NIPPON TELEVISION NETWORK
   Television broadcaster (Media)              1,210           425,896
NISHIMATSU CONSTRUCTION
   Contractor of dams,
   tunnels, and other large-scale
   construction projects
   (Construction and Property)                94,000           546,709
NTT MOBILE COMMUNICATION NETWORK
   "NTT DoCoMo"
   Provider of telecommunications
   services (Telecommunications)                  12           703,960
SONY
   Developer and manufacturer of
   audio and video equipment
   (Consumer Products)                         5,000           467,211
TAKEDA CHEMICAL INDUSTRIES
   Producer and retailer of
   pharmaceutical products
   (Drugs and Health Care)                    15,000           652,420
TAKEFUJI
   Provider of consumer financial
   services (Financial Services)               7,400           613,953
TDK
   Provider of magnetic tapes and
   heads for disk drives (Electronics)         5,000           378,378

---------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson International Fund

                                               SHARES            VALUE
                                             ----------       -----------
UNY
   Supermarket operator
   (Retailing)                                30,000       $   477,687
YAMAHA MOTOR
   Manufacturer of motorcycles
   and other recreational vehicles
   (Automotive and Related)                   76,000           612,076
                                                           -----------
                                                            11,624,531
                                                           -----------
NETHERLANDS  8.93%
AKZO NOBEL
   Producer and marketer of
   health care products and chemicals
   (Health and Household)                     28,617         1,293,904
BENCKISER (SERIES B)
   Producer and supplier of
   household cleaning products
   (Consumer Products)                        19,175         1,058,639
EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Services)                        10,483           952,403
ING GROEP
   Provider of banking and
   insurance services (Insurance)             23,539         1,451,438
KONINKLIJKE AHOLD
   Distributor and marketer of
   food products (Retailing)                  26,032           967,776
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                              16,305         1,405,466
ROYAL DUTCH PETROLEUM
   Provider of international
   oil services (Resources)                   15,714           915,757
                                                            ----------
                                                             8,045,383
                                                            ----------
SOUTH KOREA  0.18%
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics (Electronics)                   2,124           163,343
                                                            ----------
SPAIN  4.21%
ACTIVIDADES DE CONSTRUCCION
   y Servicios
   Designer and builder of public
   works projects, residential
   homes, and other buildings
   (Construction and Property)                29,766           894,719
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking
   services (Banking)                         55,620         1,209,473
ENDESA
   Provider of electric energy
   (Utilities)                                31,033           690,576
TELEFONICA
   Provider of telecommunications
   services (Telecommunications)              20,846           977,819
TELEFONICA (RIGHTS)*
   Provider of telecommunications
   services (Telecommunications)              20,846            19,402
                                                            ----------
                                                             3,791,989
                                                            ----------
SWEDEN 2.52%
   ELECTROLUX (SERIES B)
   Manufacturer of appliances and
   outdoor products (Consumer
   Products)                                  52,876         1,072,345
NORDBANKEN HOLDING
   Provider of banking, financial,
   loan, and insurance services
   (Banking)                                 190,337         1,196,407
                                                            ----------
                                                             2,268,752
                                                            ----------
SWITZERLAND  7.15%
ABB
   Manufacturer of rail transit
   systems and components for
   generating and distributing
   electricity (Industrial Goods
   and Services)                                 960         1,401,253
NOVARTIS
   Manufacturer of pharmaceuticals
   (Health and Household)                        841         1,231,970
ROCHE HOLDING
   Developer and marketer of
   pharmaceutical and chemical
   products (Health and Household)                93         1,094,512
UBS
   Provider of asset management
   and banking services (Banking)              3,954         1,343,636
ZURICH ALLIED
   Holding company active in
   life insurance and asset
   management (Insurance)                      2,127         1,371,628
                                                            ----------
                                                             6,442,999
                                                            ----------

-----------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson International Fund


                                               SHARES            VALUE
                                             ----------       -----------
UNITED KINGDOM  29.80%
ALLIED ZURICH*
   Holding company active in life
   insurance and asset management
   (Insurance)                                 82,500         $ 1,130,439
ASTRAZENECA
   Holding company, which through
   its subsidiaries, is a researcher and
   manufacturer of chemicals and
   medical products
   (Drugs and Health Care)                     32,035           1,249,972
BP AMOCO
   Explorer, producer, refiner,
   and retailer of petroleum
   products (Resources)                       103,283           1,956,716
BRITISH AMERICAN TOBACCO
   Producer and marketer of
   tobacco products (Tobacco)                 102,500             858,846
BRITISH TELECOMMUNICATIONS
   Provider of telecommunications
   services (Telecommunications)               75,000           1,258,054
BRITISH VITA
   Holding company for worldwide
   companies which manufacture
   fabrics for the furnishing,
   transportation, clothing,
   packaging, and engineering
   industries (Chemicals)                     170,000             697,176
BUNZL
   Distributor and manufacturer
   of paper and plastic products
   (Manufacturing)                            225,000             960,728
CABLE & WIRELESS
   Provider of global
   telecommunications services
   (Telecommunications)                        59,000             836,901
FKI
   Electrical engineering company
   (Industrial Goods and Services)            285,000             788,364
GRANADA GROUP
   Television group with additional
   leisure interests, including
   hotels (Entertainment
   and Leisure)                               103,000           2,186,577
GREAT UNIVERSAL STORES
   Provider of home shopping
   services; clothing retailer
   (Retailing)                                 75,000             854,584
LAPORTE
   Producer and seller of
   specialty chemicals (Chemicals)             85,000           1,006,805
LLOYDS TSB GROUP
   Provider of banking and
   financial services (Banking)               101,000           1,625,145
NEXT
   Clothing and financial retailer
   (Consumer Products)                         60,000             741,082
RAILTRACK GROUP
   Provider of rail services
   (Transportation)                            76,101           1,587,391
ROLLS-ROYCE
   Provider of aerospace, power
   generation, transmission, and
   distribution systems (Industrial
   Goods and Services)                        170,600             790,864
ROYAL BANK OF SCOTLAND GROUP
   Provider of banking services
   (Banking)                                   90,000           2,101,661
SCOTTISH & NEWCASTLE
   Brewery operator
   (Consumer Products)                         90,000           1,124,649
SMITHKLINE BEECHAM
   Manufacturer and marketer of
   pharmaceutical products;
   provider of health care
   products and services
   (Health and Household)                      64,000             846,068
TESCO
   Supermarket chain (Retailing)              445,500           1,320,106
UNITED UTILITIES
   Provider of water utility
   services (Utilities)                       100,000           1,132,208
WPP GROUP
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media)                           201,500           1,783,963
                                                              -----------
                                                               26,838,299
                                                              -----------
TOTAL INVESTMENTS  102.96%
   (Cost $73,771,201)                                          92,717,969

OTHER ASSETS
   LESS LIABILITIES  (2.96)%                                   (2,665,975)
                                                              -----------
NET ASSETS  100.00%                                           $90,051,994
                                                              ===========

---------------------
* Non-income producing security.
+ Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

PERFORMANCE REVIEW

For the six months ended April 30, 1999, Seligman Henderson Emerging Markets Growth Fund posted a total return of 27.22% based on the net asset value of Class A shares. This was slightly better than the 26.90% return of the Fund's peers, as measured by the Lipper Emerging Markets Funds Average, but behind the 34.87% return posted by the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

     The Fund's underperformance relative to the MSCI EMF Index was due to underweightings in markets with high political risk, such as Malaysia, Indonesia, and Russia. These markets delivered the strongest performances during the period.



PORTFOLIO STRATEGY

PACIFIC REGION

During the period, the Fund remained overweighted in Thailand and the Philippines. The Fund had no exposure to Malaysia because of the temporary suspension of capital convertibility, and no exposure to Indonesia because of the high political risk there. In general, the South Pacific benefited from economic and market recoveries around the world. While all these markets were strong performers, those markets with the highest political risk performed best. The Malaysian market gained 113.0%, the Indonesian market gained 92.3%, the Thai market gained 56.6%, and the Philippine market gained 43.0%.



INTERNATIONAL TEAM: MONICA BALL, PETER BASSETT (PORTFOLIO MANAGER), ELEANOR DALE, CHRISTOPHER EDWARDS, DIVYA MATHUR, KIRSTEEN MORRISON, LOUISE O'SULLIVAN, SHEILA SPARKS (ADMINISTRATIVE ASSISTANT)



In the North Pacific, the South Korean market performed exceptionally well, gaining 120.4% during the period, due to a significant improvement in the balance of payments and a drop in domestic interest rates. Chinese-related markets did not perform as well, rising just 8.4%, due to uncertainty over the course of mainland China's economy. The Taiwanese market, which performed relatively well during the Asian crisis, had less ground to make up on the regional recovery, and rose 15.1%. We increased the Fund's exposure to South Korea during the period and we continued to focus the Fund's Taiwanese holdings in broadly based closed-end funds.

LATIN AMERICA

Despite the devaluation of the Brazilian real, the Brazilian market gained 10.8%. We reduced the Fund's exposure to Brazil before the devaluation and increased it after the devaluation. The Mexican market is still benefiting from the positive effects of its currency's devaluation in 1995, and rose 40.6%. The Fund remained overweighted in Mexico throughout the period. Other major Latin American markets were affected by positive worldwide and regional developments. The Argentinian market rose 25.9% and the Chilean market rose 29.6%.

EMERGING EUROPE

There were dramatically differing performances within emerging European markets. The Russian market rebounded from its lows of the September crisis, rising 106.6%. However, political risk and economic uncertainty remained high, and we accordingly had no investment there. The Greek market performed strongly in the early months of the period due to expectations that the country would join European Monetary Union (EMU) ahead of schedule. However, in early 1999, Greece was affected by the weakness of the euro (launched January 1,


     FUND OBJECTIVE

     Seligman Henderson Emerging Markets Growth Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

1999), the slow pace of economic growth within EMU, and the Kosovo crisis. The Greek market gained 44.2% for the period. Other central European markets were similarly affected by these factors. The Polish and Hungarian markets were up 16.2% and 5.6%, respectively, while the Czech market fell 11.6%. During the period, we reduced the Fund's exposure to central Europe.

OTHER MARKETS

Market performances varied widely in the Middle East. During the period, we added to the Fund's holdings in Turkey, whose market rose 85.3% as a result of falling inflation and interest rates. Other markets also performed well, with Israel rising 27.4%, Egypt rising 20.8%, India rising 17.3%, and South Africa rising 9.6%.

OUTLOOK

The outlook for emerging markets is now brighter than for some time past. Recent devaluations have left currencies competitively valued, there is evidence of an incipient upturn in Organization for Economic Cooperation and Development (OECD) economies, and the outlook for commodity prices has dramatically improved. In addition, the world's economies are considerably more liquid than they were six months ago, which should support foreign investment in emerging markets.

Asian markets are likely to continue to rebound, although any weakness in the yen may restrict progress. Latin America should benefit from rising commodity prices. European emerging markets will remain largely dependent on an economic upturn for EMU. Overall, we are optimistic for future long-term progress for emerging markets.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI~EMF) COUNTRY INDEX FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 1999

                                                             AVERAGE ANNUAL
                                                            -------------------
                                                                        SINCE
                                                SIX          ONE      INCEPTION
                                              *MONTHS*       YEAR      5/28/96
                                             -----------    -------   ---------
CLASS A**
With Sales Charge                              21.14%       (21.08)%   (4.33)%
Without Sales Charge                           27.22        (17.11)    (2.71)

CLASS B**
With CDSC+                                     21.52        (21.96)    (4.47)
Without CDSC                                   26.52        (17.86)    (3.47)

CLASS D**
With 1% CDSC                                   25.72        (18.45)      n/a
Without CDSC                                   26.72        (17.62)    (3.42)

LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                             26.90        (16.25)    (4.62)++

MSCI EMF INDEX***                              34.87        (10.19)    (7.20)+++

NET ASSET VALUE

               APRIL 30, 1999     OCTOBER 31, 1998         APRIL 30, 1998
               --------------    ------------------        --------------
CLASS A             $6.59              $5.18                    $7.95
CLASS B              6.44               5.09                     7.84
CLASS D              6.45               5.09                     7.83


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 1999
REALIZED               $0.036
UNREALIZED              0.906o

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

---------------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From May 30, 1996.
 +++ From May 31, 1996.
   o Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW

Seligman Henderson Emerging Markets Growth Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through April 30, 1999, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.



         [THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]


-----------------------------------------------
    EMERGING MARKETS GROWTH FUND
       Class A With Sales Charge
       Class A Without Sales Charge
       Class B With CDSC
       Class D Without CDSC
    LIPPER EMERGING MARKETS FUNDS AVERAGE
    MSCI EMF INDEX
-----------------------------------------------



5/28/96     9520   10000   10000   10000   10000   10000

7/31/96     9013    9468    9454    9454    9375    9462


10/31/96    9040    9496    9468    9468    9440    9540


1/31/97    10173   10686   10630   10644   10299   10735


4/30/97    10653   11190   11106   11106   10476   10974


7/31/97    12453   13081   12969   12969   11522   12406


10/31/97    9787   10280   10182   10182    8639    9973


1/31/98     9173    9636    9524    9524    7856    9114


4/30/98    10600   11135   10980   10966    8953   10401


7/31/98     9000    9455    9300    9300    7135    8547


10/31/98    6907    7255    7129    7129    5962    6865


1/31/99     7080    7437    7283    7297    6261    7064


4/30/99     8787    9230    8749    9034    8041    8711



     There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1999

                                                        SHARES
                                          ---------------------------------
                                                                  HOLDINGS
ADDITIONS                                   INCREASE              4/30/99
-------------                             ------------          -----------
Aracruz Celulose
  (ADRs) (Brazil) .................         50,900                  50,900
Citic Pacific (China) .............        234,000                 234,000
Companhia Paranaense de
  Energia "Copel"
  (ADRs)(Brazil) ..................         97,200                  97,200
Grupo Iusacell
  (ADRs)(Mexico) ..................         67,300                 100,000
Panafon Hellenic
  Telecom (GDRs) (Greece) .........         22,400                  22,400
Pohang Iron and Steel
  (ADRs)(South Korea) .............         46,500                  46,500
Samsung Electronics
  (South Korea) ...................         11,919                  14,110
SK Telecom Group (ADRs)
  (South Korea) ...................         60,600                  78,000
Taiwan Semiconductor Manu-
  facturing (ADRs)(Taiwan) ........         31,000                  31,000
Tele Sudeste Celular
  Participacoes (Brazil) ..........    167,000,000             167,000,000


                                                        SHARES
                                          ---------------------------------
                                                                  HOLDINGS
REDUCTIONS                                  DECREASE              4/30/99
-------------                             ------------          -----------

Banco Rio de la Plata
  (ADRs) Argentina) ...............        110,000                    --
Ceske Radiokomunikace
  (GDRs) (Czech Republic) .........         30,000                    --
Jeronimo Martins (Portugal) .......         31,232                    --
Magyar Tavkozlesi "Matav"
  (ADRs) (Hungary) ................         45,600                 9,400
National Bank of Greece
  (GDRs)(Greece) ..................         69,920(1)             34,000
Panamerican Beverages
  (Class A) (Mexico) ..............         50,100                    --
Suez Cement (GDRs)
  (Egypt) .........................         58,000                    --
Telecel-Comunicacaoes
  Pessoais (Portugal) .............          9,050                    --
Thai Farmers Bank
  (Thailand) ......................        505,000               255,000
YPF Sociedad Anonima
  (ADRs) (Argentina) ..............         37,000                    --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------
(1) Includes 68,400 shares received as a result of a 3-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

COUNTRY ALLOCATION
APRIL 30, 1999
                                                 MSCI
                                                  EMF
                                    FUND         INDEX
                                  -------       -------
EUROPE, MIDDLE EAST,
AND AFRICA .....................   26.29%        27.88%
   Croatia .....................    0.87            --
   Czech Republic ..............    0.96          0.69
   Estonia .....................    0.98            --
   Greece ......................    5.28          6.79
   Hungary .....................    1.59          1.15
   Israel ......................    1.77          3.15
   Jordan ......................      --          0.16
   Poland ......................    2.49          1.26
   Russia ......................      --          1.89
   South Africa ................    8.18         10.11
   Turkey ......................    4.17          2.68
LATIN AMERICA ..................   32.27         35.01
   Argentina ...................    4.04          4.93
   Brazil ......................   11.34          9.97
   Chile .......................    0.72          4.43
   Colombia ....................      --          0.65
   Mexico ......................   15.96         13.20
   Peru ........................    0.21          0.91
   Venezuela ...................      --          0.92
PACIFIC ........................   34.69         37.11
   China .......................    4.92          0.62
   India .......................    4.11          6.91
   Indonesia ...................      --          1.68
   Pakistan ....................      --          0.39
   Philippines .................    3.95          2.16
   South Korea .................   10.16         12.50
   Sri Lanka ...................      --          0.06
   Taiwan ......................    5.68          9.62
   Thailand ....................    5.87          3.17
OTHER ASSETS LESS LIABILITIES ..    6.75            --
                                  ------        ------
TOTAL ..........................  100.00%       100.00%
                                  ======        ======

       [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH IN THE PRINTED PIECE.]

LARGEST INDUSTRIES
APRIL 30, 1999

                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
TELECOMMUNICATIONS .....................   $12,860,301             22.2%
FINANCIAL SERVICES .....................   $ 8,396,401             14.5%
CONSUMER GOODS AND SERVICES ............   $ 4,586,011              7.9%
RESOURCES ..............................   $ 4,452,680              7.7%
DIVERSIFIED ............................   $ 3,735,641              6.5%

[
       [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]


REGIONAL ALLOCATION
APRIL 30, 1999

Pacific                               34.69%
Latin America                         32.27%
Europe, Middle East, and Africa       26.29%
Other Assets Less Liabilities          6.75%



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 1999

SECURITY                                                   VALUE
--------                                                  -------
Telefonos de Mexico "Telmex"
   (Class L ADRs) (Mexico)                              $1,439,250
Telesp Participacoes (Brazil)..................          1,350,000
Grupo Televisa (GDRs) (Mexico).................          1,283,300
Fomento Economico Mexicano
   "Femsa" (ADRs) (Mexico)                               1,273,125
ITC (GDRs) (India).............................          1,238,600
Perez Companc (ADRs) (Argentina)...............          1,217,082
Pohang Iron and Steel (ADRs)
   (South Korea)...............................          1,197,375
Grupo Iusacell (ADRs) (Mexico).................          1,125,000
Telefonica de Argentina (ADRs)
   (Argentina)                                           1,121,250
Samsung Electronics (South Korea)..............          1,085,111

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Emerging Markets Growth Fund


                                      SHARES          VALUE
                                    -----------  ---------------

COMMON STOCKS  92.88%
ARGENTINA  4.04%
PEREZ COMPANC (ADRS)
   Worldwide producer of oil
   and gas (Resources)                 97,800     $  1,217,082
TELEFONICA DE ARGENTINA (ADRS)
   Provider of telecommunications
   services (Telecommunications)       30,000        1,121,250
                                                  ------------
                                                     2,338,332
                                                  ------------
BRAZIL  11.34%
ARACRUZ CELULOSE (ADRS)
   Worldwide paper
   manufacturer
   (Paper and Printing)                50,900        1,018,000
COMPANHIA CERVEJARIA
BRAHMA (ADRS)
   Producer and distributor of beer
   and soft drinks (Consumer
   Goods and Services)                 75,000          731,250
COMPANHIA PARANAENSE DE
ENERGIA "COPEL" (ADRS)
   Provider of electric utility
   services (Electric Utilities)       97,200          795,825
PETROLEO BRASILEIRO "PETROBRAS"
   Oil and gas producer and
   distributor (Resources)             67,000        1,082,358
TELE SUDESTE CELULAR PARTICIPACOES
   Provider of telecommunica-
   tions services
   (Telecommunications)           167,000,000          945,663
TELESP CELULAR PARTICIPACOES
(ADRS)
   Provider of telecommunica-
   tions services
   (Telecommunications)                26,000          650,000
TELESP PARTICIPACOES
   Provider of telecommunica-
   tions services
   (Telecommunications)            54,000,000        1,350,000
                                                  ------------
                                                     6,573,096
                                                  ------------
CHILE  0.72%
SOCIEDAD QUIMICA Y MINERA
DE CHILE (ADRS)
   International manufacturer
   of fertilizer and industrial
   chemicals (Manufacturing)           11,350          418,531
                                                  ------------
CHINA  4.92%
CHEUNG KONG INFRASTRUCTURE HOLDINGS
   Real estate investment and
   development (Construction
   and Property)                      240,000          501,626
CHINA RESOURCES ENTERPRISE
   Investment holding company
   with interests in real estate,
   cold storage services, and
   other products (Diversified)       450,000          757,664
CHINA TELECOM (HONG KONG)*
   Provider of telecommunications
   services (Telecommunications)      420,000          959,127
CITIC PACIFIC
   Holding company with
   interests in infrastructure,
   power generation, environment,
   aviation, telecommunications,
   credit card services, and
   property investment
   (Diversified)                      234,000          633,999
                                                  ------------
                                                     2,852,416
                                                  ------------
CROATIA   0.87%
PLIVA (GDRS)
   Manufacturer and retailer of
   pharmaceutical products
   (Drugs and Health Care)             32,000          506,400
                                                  ------------
CZECH REPUBLIC  0.96%
SPT TELECOM (GDRS)*
   Provider of telecommunications
   services (Telecommunications)       38,000          554,800
                                                  ------------
ESTONIA  0.98%
ESTONIAN TELECOM (GDRS)*+
   Provider of telecommunications
   services (Telecommunications)       12,000          253,500
SOCIETIE GENERAL BALTIC
REPUBLICS FUND*
   Investor in the Baltic
   Republics (Miscellaneous)            3,200          313,600
                                                  ------------
                                                       567,100
                                                  ------------
GREECE  5.28%
ALPHA CREDIT BANK
   Provider of banking services
   (Financial Services)                 9,350          668,150
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking and financial
   services (Financial Services)       34,000          465,800
PANAFON HELLENIC TELECOM (GDRS)*+
   Provider of telecommunications
   services (Telecommunications)       10,785          287,690
PANAFON HELLENIC TELECOM (GDRS)*
   Provider of telecommunications
   services (Telecommunications)       22,400          596,400
SARANTIS*
   Manufacturer and distributor
   of cosmetics
   (Drugs and Health Care)             63,000        1,042,616
                                                  ------------
                                                     3,060,656
                                                  ------------

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Emerging Markets Growth Fund


                                      SHARES          VALUE
                                    -----------  ---------------

HUNGARY  1.59%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)        9,400     $    264,375
MOL MAGYAR OLAJ-ES GAZIPARI (GDRS)+
   Oil and gas producer and
   distributor (Resources)             12,800          283,840
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)        8,700          370,620
                                                  ------------
                                                       918,835
                                                  ------------
INDIA  4.11%
ITC (GDRS)
   Holding company with interests
   in tobacco, hotels, financial
   services, paper, packaging and
   printing, real estate, and
   international export (Diversified)  44,000        1,238,600
MAHANGAR TELEPHONE NIGAM (GDRS)
   Provider of telecommunications
   services (Telecommunications)       55,000          573,375
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications)                51,000          568,650
                                                  ------------
                                                     2,380,625
                                                  ------------
ISRAEL  1.77%
DELTA-GALIL INDUSTRIES (ADRS)*
   Clothing manufacturer
   (Manufacturing)                     50,000          515,625
KOOR INDUSTRIES
   Investment company whose
   subsidiaries manufacture
   building materials and
   telecommunications
   equipment (Diversified)              4,700          508,903
                                                  ------------
                                                     1,024,528
                                                  ------------
MEXICO  15.96%
COCA-COLA FEMSA (ADRS)
   Producer and marketer of
   soft drinks (Consumer
   Goods and Services)                 32,000          662,000
DESC (ADRS)
   Diversified product
   manufacturer; real estate
   developer; financial
   services provider (Diversfied)      24,100          596,475
FOMENTO ECONOMICO MEXICANO
"FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)       35,000        1,273,125
GRUPO FINANCIERO BANAMEX ACCIVAL
"BANACCI" (SERIES B)*
   Provider of banking services
   (Financial Services)               256,000          650,356
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications)               100,000        1,125,000
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services
   (Media)                             31,300        1,283,300
KIMBERLY-CLARK DE MEXICO (ADRS)
   Manufacturer and retailer of
   consumer and industrial paper
   products (Retailing)                34,000          661,436
ORGANIZACION SORIANA (SERIES B)
   Owner and operator of food,
   clothing, furniture, and home
   appliance retailers (Retailing)    120,300          539,858
PEPSI-GEMEX (GDRS)
   Vendor of Pepsi soft
   drink products (Consumer
   Goods and Services)                 97,000        1,018,500
TELEFONOS DE MEXICO "TELMEX"
(CLASS L ADRS)
   Provider of telecommunications
   services (Telecommunications)       19,000        1,439,250
                                                  ------------
                                                     9,249,300
                                                  ------------
PERU  0.21%
TELEFONICA DEL PERU (ADRS)
   Provider of telecommunications
   services (Telecommunications)        8,000          120,500
                                                  ------------
PHILIPPINES  3.95%
MANILA ELECTRIC (CLASS B)
   Distributor of electricity
   for heat and power
   (Electric Utilities)               160,000          610,125
PHILIPPINE LONG DISTANCE TELEPHONE
   Provider of telecommunications
   services (Telecommunications)       10,000          323,471
PHILIPPINE LONG DISTANCE
TELEPHONE (ADRS)
   Provider of telecommunications
   services (Telecommunications)       20,000          645,000
SM PRIME HOLDINGS
   Developer and operator
   of retail properties
   (Construction and Property)      3,150,000          712,426
                                                  ------------
                                                     2,291,022
                                                  ------------

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
April 30, 1999
Seligman Henderson Emerging Markets Growth Fund


                                      SHARES          VALUE
                                    -----------  ---------------

POLAND  2.49%
ELEKTRIM SPOLKA AKCYJNA
   Exporter/importer active in the
   power equipment, electrical
   machinery, telecommunications,
   cable, and lighting technology
   industries (Manufacturing)          60,000     $    713,021
PROKOM SOFTWARE (GDRS)
   Provider of information
   technology solutions (Computer
   and Technology Related)             19,100          306,555
SOFTBANK (GDRS)
   PCwholesaler (Computer and
   Technology Related)                 13,800          424,280
                                                  ------------
                                                     1,443,856
                                                  ------------
SOUTH AFRICA  8.18%
ABSA GROUP
   Provider of banking services
   (Financial Services)                92,000          484,609
ANGLO-AMERICAN CORPORATION OF
SOUTH AFRICA
   International provider of
   financial services to the
   mining industry (Resources)         19,200          993,659
BARLOW
   Producer and distributor of
   products used in building and
   construction and other
   industries (Construction
   and Property)                       95,000          570,782
JD GROUP
   Retailer of furniture, appliances,
   and home entertainment
   products (Retailing)                23,500          151,444
LIBERTY LIFE ASSOCIATION OF AFRICA
   Provider of life and health
   insurance (Financial Services)      37,500          541,358
NEDCOR
   International provider of
   personal and corporate
   financial services
   (Financial Services)                24,000          525,432
PEPKOR
   Holding company for operators
   of clothing and department
   stores, supermarkets, and
   jewelry retailers (Retailing)      100,000          444,444
SANLAM*
   Provider of financial services
   (Financial Services)               606,000          595,526
THETA GROUP*
   Provider of banking services
   (Financial Services)               125,000          432,099
                                                  ------------
                                                     4,739,353
                                                  ------------
SOUTH KOREA   10.16%
CHEIL JEDANG
   Supplier of diversified consumer
   products (Consumer Goods
   and Services)                       17,000          901,136
KOREA ELECTRIC POWER
   Electric power generator and
   supplier (Electric Utilities)       37,000        1,064,703
POHANG IRON AND STEEL (ADRS)
   Steel manufacturer for the
   construction and shipbuilding
   industries (Metals)                 46,500        1,197,375
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics (Manufacturing)         14,110        1,085,111
SHINHAN BANK (GDRS)*
   Provider of banking services
   (Financial Services)                22,800          555,750
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunications and paging
   services (Telecommunications)       78,000        1,082,250
                                                  ------------
                                                     5,886,325
                                                  ------------
TAIWAN   5.68%
CHINA STEEL (GDRS)*
   Producer of steel and steel
   products (Metals)                   54,000          823,500
THE ROC TAIWAN FUND
   Closed-end fund investing
   in Taiwan (Miscellaneous)          123,900          859,556
TAIWAN OPPORTUNITIES FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)           74,000          865,800
TAIWAN SEMICONDUCTOR
MANUFACTURING (ADRS)*
   Manufacturer of integrated
   circuits (Computer and
   Technology Related)                 31,000          744,000
                                                  ------------
                                                     3,292,856
                                                  ------------
THAILAND   5.50%
BANGKOK BANK*
   Provider of retail, commercial,
   and corporate banking services
   (Financial Services)               230,000          688,140
PTT EXPLORATION AND PRODUCTION*
   Producer of natural gas
   (Resources)                         95,000          875,741
SIAM CEMENT*
   Cement manufacturer and
   distributor (Construction
   and Property)                       31,000          915,795
THAI FARMERS BANK*
   Provider of banking services
   (Financial Services)               255,000          707,952
                                                  ------------
                                                     3,187,628
                                                  ------------


----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Emerging Markets Growth Fund







                                      SHARES          VALUE
                                    -----------  ---------------

TURKEY   4.17%
HACI OMER SABANCI HOLDING++
   Investment company
   specializing in diversified
   industries (Financial
   Services)                       21,900,000     $    600,375
MIGROS TURK
   Retailer of food and consumer
   products (Retailing)               668,750          920,932
TURKIYE IS BANKASI "ISBANK" (GDRS)*
   Provider of banking services
   (Financial Services)               182,500          897,188
                                                  ------------
                                                     2,418,495
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $45,757,373)                               53,824,654
                                                  ------------
PREFERRED STOCKS  0.37%
  (Cost $214,166)
THAILAND   0.37%
SIAM COMMERCIAL BANK 5.25%
   Provider of banking services
   (Financial Services)             304,000**          213,046
                                                  ------------
TOTAL INVESTMENTS  93.25%
  (Cost $45,971,539)                                54,037,700
OTHER ASSETS
  LESS LIABILITIES  6.75%                            3,912,562
                                                  ------------
NET ASSETS  100.00%                               $ 57,950,262
                                                  ============


------------
  *Non-income producing security.
 **Warrants attached.
  +Rule 144A security.
 ++Affiliated issuer (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund





PERFORMANCE REVIEW

For the six months ended April 30, 1999, Seligman Henderson Global Growth Opportunities Fund posted a total return of 21.41% based on the net asset value of Class A shares. This performance was ahead of both the Lipper Global Funds Average, which returned 19.01%, and the Morgan Stanley Capital International
(MSCI) World Index, which returned 19.78%.

Toward the end of the period, the markets began to focus on the stocks of economically sensitive businesses, also known as value stocks. A more optimistic outlook for worldwide economic activity implied a better environment for this group and, after a large gain by growth stocks over the previous year, value stocks began to regain some relative performance.

PORTFOLIO STRATEGY

The Fund remained diversified across three major themes: Quality of Life (32.7%), Productivity (31.2%), and Consumption (24.6%). During the past six months, the biggest changes in the portfolio included reducing the Fund's exposure to the healthcare sector within the Quality of Life theme, and increasing exposure to the Telecommunications sector, which is part of the Productivity theme.

QUALITY OF LIFE

During the six-month period, we significantly reduced the Fund's investment in the healthcare sub-theme. While pharmaceutical stocks continue to have exciting growth prospects, underpinned by patents and proprietary research, we concluded that the optimism for the future was fully reflected in the stock prices for many of the Fund's holdings.

PRODUCTIVITY

This theme provided much of the Fund's activity and we continued to add substantially to the telecommunications sector. The increase in voice and data traffic over growing numbers of networks shows no sign of abating. In fact, provisions for ever-greater bandwidth promise to increase. Telecommunications has now overtaken both Technology



FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.




[PHOTO]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) BEN ELWES, DAVID THORNTON, MICHAEL WOOD-MARTIN, PETER BASSETT, (SEATED) STACEY NAVIN, NITIN MEHTA (PORTFOLIO MANAGER), KIRSTEEN MORRISON


[PHOTO]

US TEAM: (FROM LEFT) DAVE LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) CRAIG CHODASH

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund


and Consumer Staples as the Fund's largest thematic position.

Within the Technology sub-theme, we added new investments in Asia. Following the sharp economic contraction in most of this region, we believe that technology-related stocks in Asia offer exceptional opportunities for growth.

CONSUMPTION

Rising consumer confidence in Continental Europe in response to rising employment and record low interest rates led us to increase the Fund's exposure to consumer-related stocks in this region. We believe that the fundamentals of the Japanese economy are improving and we have invested in several growth opportunities there, despite the extended slump in consumption.

OUTLOOK

For much of calendar year 1998, the uncertain economic environment favored growth stocks. However, that trend has slowed since mid-April and there has been a recent shift toward economically sensitive stocks, prompted by an improving global economic outlook. However, we believe that it is unlikely that this is the start of a secular trend in favor of value stocks at the expense of growth stocks. Value stocks, which tend to be more dependent upon strong economic growth, still face significant headwinds. First, while worldwide economic activity is rising, it is still at sub-par levels. Second, there is a global glut of manufacturing capacity, which should limit the ability of economically sensitive businesses to raise prices. Third, the application of new technology is proving to have disinflationary effects. Such an environment usually favors growth stocks.

Overall, the growing optimism for global economic expansion provides a favorable long-term outlook for world equity markets. We are all witnesses to changes of dramatic proportions: the rapid advances in technology, the widespread adoption of free-market economics, and the ongoing integration of the global community. We believe that these developments will continue to offer many exciting growth opportunities throughout the world for long-term investors.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund



COUNTRY ALLOCATION
APRIL 30, 1999
                                                      MSCI
                                                      WORLD
                                           FUND       INDEX
                                         -------     -------
CONTINENTAL EUROPE ..................      36.62%     22.26%
    Austria .........................         --       0.15
    Belgium .........................         --       0.71
    Denmark .........................         --       0.36
    Finland .........................       3.18       0.80
    France ..........................       7.25       4.29
    Germany .........................       4.54       4.54
    Greece ..........................       0.79         --
    Hungary .........................       0.29         --
    Ireland .........................       1.20       0.22
    Italy ...........................       4.04       2.17
    Netherlands .....................       4.18       2.81
    Norway ..........................       1.96       0.20
    Portugal ........................         --       0.24
    Spain ...........................       5.60       1.37
    Sweden ..........................       2.40       1.06
    Switzerland .....................       1.19       3.34
JAPAN ...............................       7.17      10.78
LATIN AMERICA .......................       1.14         --
    Mexico ..........................       1.11         --
    Peru ............................       0.03         --
PACIFIC .............................       2.67       3.07
    Australia .......................       1.20       1.39
    China ...........................       0.34         --
    HongKong ........................       0.56       1.17
    New Zealand .....................         --       0.10
    Singapore .......................       0.57       0.41
UNITED KINGDOM ......................      12.20      10.60
UNITED STATES .......................      35.19      51.30
OTHER ...............................         --       1.99
    Canada ..........................         --       1.99
OTHER ASSETS LESS LIABILITIES .......       5.01         --
                                         -------    -------
TOTAL ...............................     100.00%    100.00%
                                         =======    =======


       [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH IN THE PRINTED PIECE.]

Largest Industries
APRIL 30, 1999

                                                             Percent of
                                                             Net Assets
                                                             ----------
TELECOMMUNICATIONS .....................   $27,133,047         12.8%
FINANCIAL SERVICES .....................   $18,931,867          8.9%
CONSUMER GOODS AND SERVICES ............   $17,963,874          8.5%
DRUGS AND HEALTH CARE ..................   $17,500,848          8.3%
BUSINESS GOODS AND SERVICES ............   $15,926,607          7.5%



Regional Allocation
APRIL 30, 1999


       [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]


Continental Europe                    36.62%
United States                         35.19%
United Kingdom                        12.20%
Japan                                  7.17%
Pacific                                2.67%
Latin America                          1.14%
Other Assets Less Liabilities          5.01%



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 1999


SECURITY                                      VALUE
--------                                  -------------
Microsoft (US) ......................      $5,380,819
AES(US) .............................       5,155,000
Nokia (Finland) .....................       4,546,777
AT&T (US) ...........................       4,476,825
Tyco International (US) .............       4,460,625
Halliburton (US) ....................       4,172,988
Tomra Systems (Norway) ..............       4,152,584
General Electric (US) ...............       3,871,850
CBS(US) .............................       3,736,125
Equant (Netherlands) ................       3,688,597

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 1999

                                                                         AVERAGE ANNUAL
                                                            -----------------------------------------
                                                                            CLASS B
                                                                             SINCE         SINCE
                                                 SIX            ONE        INCEPTION     INCEPTION
                                               MONTHS*         YEAR         4/22/96       11/1/95
                                             ----------       -------    ------------  ------------
CLASS A**
With Sales Charge                               15.64%          3.38%          n/a         15.02%
Without Sales Charge                            21.41           8.54           n/a         16.65

CLASS B**
With CDSC+                                      15.96           2.86         13.14%          n/a
Without CDSC                                    20.96           7.86         13.91           n/a

CLASS D**
With 1% CDSC                                    19.96           6.86           n/a           n/a
Without CDSC                                    20.96           7.86           n/a         15.78

LIPPER GLOBAL FUNDS AVERAGE***                  19.01           7.52         14.62++       16.51o

MSCI WORLD INDEX***                             19.78          16.37         18.65++       20.09o

NET ASSET VALUE


                  APRIL 30, 1999          OCTOBER 31, 1998             APRIL 30, 1998
                  --------------          -----------------            --------------
CLASS A               $11.68                    $9.62                      $10.81
CLASS B                11.37                     9.40                       10.59
CLASS D                11.37                     9.40                       10.59

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 1999

REALIZED               $1.177
UNREALIZED              3.505oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
   o From October 31, 1995.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund



  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through April 30, 1999, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.



       [THE FOLLOWING TABLE REPRESENTS A LINE GRAPH IN THE PRINTED PIECE.]

             Class A           Class A            Class D      MSCI World  Lipper Global
         With Sales Load   Without Sales Load   Without CDSL     Index       Fds. Avg.
         ---------------   ------------------   ------------   ----------  --------------
 11/1/95      9520               10000             10000         10000         10000
 1/31/96      10107              10616             10602         10848         10658
 4/30/96      10880              11429             11387         11362         11335
 7/31/96      10627              11162             11106         11032         10961
10/31/96      10773              11317             11233         11682         11595
 1/31/97      11307              11877             11751         12292         12454
 4/30/97      11347              11919             11793         12592         12459
 7/31/97      13253              13922             13740         14690         14464
10/31/97      12267              12885             12689         13698         13608
 1/31/98      12748              13391             13152         14511         13938
 4/30/98      15028              15786             15475         16312         15876
 7/31/98      15069              15829             15503         16470         15655
10/31/98      13435              14112             13800         15847         14344
 1/31/99      15599              16386             15988         18002         16149
 4/30/99      16312              17134             16692         18980         17070




  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

  As shown on page 24, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1999


                                           SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       4/30/99
---------                        ------------  ------------
AES (US) ....................        75,200       103,100
Alcatel (France) ............        20,125        20,125
AlliedSignal (US) ...........        60,300        60,300
Banca Nazionale del
Lavoro "BNL" (Italy) ........       836,500       836,500
Carrefour Supermarche
(France) ....................         3,060         3,060
CBS (US) ....................        82,000        82,000
Credit Suisse Group
(Switzerland) ...............        12,725        12,725
Halliburton (US) ............        97,900        97,900
Medtronic (US) ..............        33,900        33,900
Newell Rubbermaid (US) ......        69,800        69,800


                                           SHARES
                                 --------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       4/30/99
----------                       ------------  ------------
Cap Gemini (France) .........        17,155        15,156
Cardinal Health (US) ........        48,750(1)         --
Centros Comerciales
Continente (Spain) ..........       114,000            --
CNP Assurances (France) .....        98,000            --
ConAgra (US) ................       103,700            --
Interpublic Group of
Companies (US) ..............        55,350            --
Lily (Eli) (US) .............        38,900            --
MBNA (US) ...................       102,488            --
Nokia (Finland) .............        29,475        58,930(2)
PolyGram (Netherlands) ......        36,840            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.



----------
(1) Includes 16,250 shares received as a result of a 2-for-1 stock split.
(2) Includes 29,465 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Growth Opportunities Fund


                                      SHARES          VALUE
                                    -----------  ---------------

COMMON STOCKS  94.92%
AUSTRALIA  1.20%
BRAMBLES INDUSTRIES
   Operator of diversified
   transportation and commercial
   services (Business Goods and
   Services)                           32,700       $  960,309
CSL
   Manufacturer and marketer of
   human and veterinary
   pharmaceutical products
   (Drugs and Health Care)            100,700          799,175
TELSTRA
   Provider of telecommunications
   services (Telecommunications)      141,600          767,907
                                                 -------------
                                                     2,527,391
                                                 -------------
CHINA  0.34%
CHINA TELECOM (HONG KONG)*
   Provider of telecommunications
   services (Telecommunications)      312,000          712,494
                                                 -------------
FINLAND  3.18%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)       58,930        4,546,777
SONERA GROUP
   Provider of telecommunications
   services (Telecommunications)      109,400        2,175,290
                                                 -------------
                                                     6,722,067
                                                 -------------
FRANCE  7.25%
ACCOR
   Hotel operator and
   provider of related services
   (Entertainment and Leisure)         11,993        3,164,757
ALCATEL
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                20,125        2,473,341
CAP GEMINI
   Provider of computer
   consulting services (Computer
   and Technology Related)             15,156        2,319,504
CARREFOUR SUPERMARCHE
   Supermarket operator in Europe,
   the Americas, and Taiwan
   (Retailing)                          3,060        2,427,307
GENSET (ADRS)*
   Biomedical research company
   (Drugs and Health Care)             36,000          578,250
HACHETTE FILIPACCHI MEDIAS
  Printer and publisher of
  magazines and newspapers; online
  content provider; distributor
  of cable radio (Media)               7,300         1,687,777
VALEO
   Manufacturer of automobile
   components (Automotive
   and Related)                        31,698      $ 2,682,031
                                                 -------------
                                                    15,332,967
                                                 -------------
GERMANY  4.47%
ADIDAS-SALOMON
   Manufacturer and marketer of
   sporting goods (Retailing)          22,330        2,203,496
METRO
   Department store operator
   (Retailing)                         43,500       3,169,936
PORSCHE
   Manufacturer of luxury sports cars
   (Automotive and Related)               954        2,371,145
SIXT
   Provider of automobile rental
   and leasing services (Retailing)    29,845       1,720,323
                                                 -------------
                                                     9,464,900
                                                 -------------
GREECE   0.79%
COMMERCIAL BANK OF GREECE
   Provider of banking services
   (Financial Services)                 6,210       1,087,226
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking and financial
   services (Financial Services)       42,000          575,400
                                                 -------------
                                                     1,662,626
                                                 -------------
HONG KONG  0.56%
HSBC HOLDINGS
   Provider of international
   banking and financial services
   (Financial Services)                16,000         594,519
HUTCHISON WHAMPOA
   Holding company with
   interests in various
   industries (Diversified)            65,000         582,843
                                                 -------------
                                                    1,177,362
                                                 -------------
HUNGARY  0.29%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)       12,000          337,500
MOL MAGYAR OLAJ-ES GAZIPARI
(GDRS)+
   Oil and gas producer and
   distributor (Resources)             12,250          275,319
                                                 -------------
                                                       612,819
                                                 -------------
IRELAND  1.20%
ELAN (ADRS)*
   Developer, manufacturer,
   and marketer of pharmaceutical
   delivery systems (Drugs
   and Health Care)                    49,275        2,540,742
                                                 -------------



----------
See footnotes on page 29.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Growth Opportunities Fund


                                      SHARES          VALUE
                                    -----------  ---------------

ITALY  4.04%
AEROPORTI DI ROMA
   Manager, operator, and
   developer of airfields and
   terminals (Transportation)         217,890      $ 1,633,900
BANCA NAZIONALE DEL LAVORO "BNL"*
   Provider of banking services
   (Financial Services)               836,500       2,857,659
BANCA POPOLARE DI LODI
   Provider of banking services
   (Financial Services)               127,000       1,598,426
MEDIOLANUM
   Life insurer; provider of
   a wide range of financial
   services (Financial Services)      373,000        2,465,646
                                                 -------------
                                                     8,555,631
                                                 -------------
JAPAN  7.17%
C TWO-NETWORK
   Preserver of processed foods, such
   as beverages and instant noodles
   (Consumer Goods and Services)        8,000         703,960
CRESCO
   Developer of computer software
   (Computer and
   Technology Related)                  6,000         217,725
DIAMOND COMPUTER SERVICE
   Provider of data processing
   and software development
   services (Computer and
   Technology Related)                 44,000          866,541
FANCL
   Manufacturer and retailer of
   cosmetics and nutritional
   supplements (Consumer Goods
   and Services)                       10,800       1,538,655
H.I.S.
   Travel agency specializing
   in overseas and package tours
   (Entertainment and Leisure)         60,600        1,665,770
KADOKAWA SHOTEN PUBLISHING
   Magazine and book publisher
   (Media)                              6,300          960,905
KEYENCE
   Manufacturer of detection
   devices and measuring control
   equipment (Electronics)             12,400        1,864,287
NICHII GAKKAN
   Provider of hospital
   administrative services
   (Drugs and Health Care)              3,225          251,351
NIPPON TELEGRAPH & TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)          182       1,982,820
NTT MOBILE COMMUNICATION
NETWORK "NTT DOCOMO"
   Provider of telecommunications
   services (Telecommunications)           31        1,818,563
OBIC
   Provider of computer systems
   support (Computer and
   Technology Related)                  6,000      $ 1,181,647
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                       22,000         199,120
SANIX
   Provider of pest control and
   industrial waste disposal
   (Consumer Goods and Services)       17,500         557,301
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                         21,900          631,351
XEBIO
   Retailer of outdoor clothing
   (Retailing)                         37,200         727,945
                                                 -------------
                                                    15,167,941
                                                 -------------
MEXICO  1.11%
FOMENTO ECONOMICO MEXICANO
"FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)       33,500        1,218,563
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications)               100,000       1,125,000
                                                 -------------
                                                     2,343,563
                                                 -------------
NETHERLANDS  4.18%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment)     40,000        1,688,009
EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)       40,600        3,688,597
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer
   electronics and components
   (Electronics)                       40,080        3,454,835
                                                 -------------
                                                     8,831,441
                                                 -------------
NORWAY  1.96%
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates
   (Business Goods and Services)      104,550        4,152,584
                                                 -------------
PERU  0.03%
TELEFONICA DEL PERU (ADRS)
   Provider of telecommunications
   services (Telecommunications)        3,700           55,731
                                                 -------------



----------
See footnotes on page 29.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Growth Opportunities Fund


                                      SHARES          VALUE
                                    -----------  ---------------

SINGAPORE  0.57%
NATSTEEL ELECTRONICS
   Manufacturer of electronic
   products equipment for the
   computer and telecommuni-
   cations industries (Electronics)   140,000      $   470,935
OVERSEA-CHINESE BANKING
   Provider of banking services
   (Financial Services)                79,000          741,281
                                                   -----------
                                                     1,212,216
                                                   -----------
SPAIN  5.60%
ACTIVIDADES DE CONSTRUCCION
Y SERVICIOS
   Designer and builder of public
   works projects, residential homes,
   and other buildings
   (Construction and Property)         76,100        2,287,445
AZKOYEN
   Manufacturer and marketer
   of beverage vending machines
   (Manufacturing and
   Industrial Equipment)               57,380       1,594,880
SOCIEDAD GENERAL DE AGUAS
DE BARCELONA
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                       54,469        3,082,089
SUPERDIPLO*
   Operator of supermarkets,
   shopping clubs, boutiques,
   and outlets (Retailing)            105,980        2,292,235
TABACALERA (CLASS A)
   Manufacturer and marketer
   of tobacco products (Tobacco)      133,300        2,598,349
                                                   -----------
                                                    11,854,998
                                                   -----------
SWEDEN  2.40%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecom-
   munications equipment
   (Telecommunications)               136,280        3,580,021
SECURITAS (SERIES B)
   Provider of security services
   (Consumer Goods and Services)      101,300        1,501,755
                                                   -----------
                                                     5,081,776
                                                   -----------
SWITZERLAND  1.19%
CREDIT SUISSE GROUP
   Provider of banking and financial
   services (Financial Services)       12,725        2,525,216
                                                   -----------
UNITED KINGDOM  12.20%
ASTRAZENECA
   Holding company, which
   through its subsidiaries, is a
   researcher and manufacturer of
   chemicals and medical products
   (Drugs and Health Care)             65,289        2,547,508
BODYCOTE INTERNATIONAL
   Diversified manufacturer and
   distributor (Industrial Goods
   and Services)                      148,000      $ 2,279,051
BRITISH TELECOMMUNICATIONS
   Provider of telecommunications
   services (Telecommunications)       55,000          922,573
CABLE & WIRELESS
   Provider of global
   telecommunications
   services (Telecommunications)       45,000          638,314
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)     134,800          867,168
GRANADA GROUP
   Television group with additional
   leisure interests, including hotels
   (Entertainment and Leisure)        128,800        2,734,282
HALMA
   Producer of fire detection and
   security equipment (Electronics)   768,066        1,284,652
HILTON GROUP
   Leisure group with interests
   in hotels and gaming
   (Entertainment and Leisure)        375,000        1,806,266
PARITY
   Provider of software engineering
   and consulting services
   (Computer and
   Technology Related)                225,000        2,469,669
PIZZAEXPRESS
   Operator of restaurant
   chain (Restaurants)                245,000        3,585,593
ROLLS-ROYCE
   Provider of aerospace, power
   generation, transmission, and
   distribution systems (Aerospace)   313,500        1,453,317
SMITHKLINE BEECHAM
   Manufacturer and marketer of
   pharmaceutical products;
   provider of health care
   products and services
   (Drugs and Health Care)             50,000          660,991
THOMSON TRAVEL GROUP
   International vacation and
   leisure company
   (Entertainment and Leisure)        500,000        1,025,259
WPP GROUP
   Provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research (Business
   Goods and Services)                400,000        3,541,367
                                                   -----------
                                                    25,816,010
                                                   -----------

----------
See footnotes on page 29.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Growth Opportunities Fund



                                      SHARES          VALUE
                                    -----------  ---------------

UNITED STATES  35.19%
AES*
   Supplier of electricity
   (Electric and Gas Utilities)       103,100     $  5,155,000
ALLIEDSIGNAL
   Producer of aerospace and
   automotive products (Aerospace)     60,300        3,542,625
AMERICAN INTERNATIONAL GROUP
   Provider of insurance
   (Financial Services)                29,775        3,496,702
AT&T
   Provider of telecommunications
   services (Telecommunications)       88,650        4,476,825
BRISTOL-MYERS SQUIBB
   Developer and manufacturer
   of health and personal care
   products (Drugs and Health Care)    44,800        2,847,600
CBS*
   Radio and television
   broadcasting (Media)                82,000        3,736,125
CITIGROUP
   Provider of diversified
   financial services
   (Financial Services)                37,700        2,836,925
DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure)                        97,600        3,098,800
GENERAL DYNAMICS
   Manufacturer of defense
   products (Capital Goods)            19,500        1,369,875
GENERAL ELECTRIC
   Supplier of industrial equipment
   and consumer products
   (Diversified)                       36,700        3,871,850
HALLIBURTON
   Manufacturer of products for
   the energy industry (Resources)     97,900        4,172,988
KROGER*
   Operator of supermarkets and
   convenience stores (Consumer
   Goods and Services)                 56,300        3,057,794
MCI WORLDCOM*
   Provider of long distance, local,
   and data telecommunications
   services (Telecommunications)       18,500        1,519,891
MEDTRONIC
   Manufacturer of pacemakers and
   related cardiovascular products
   (Drugs and Health Care)             33,900        2,438,681
MERCK
   Developer and manufacturer
   of pharmaceuticals (Drugs
   and Health Care)                    37,400        2,627,350
MICROSOFT*
   Provider of personal computer
   operating system and application
   software products (Computer
   and Technology Related)             66,200        5,380,819
MOTOROLA
   Provider of wireless communica-
   tions and equipment
   (Electronics)                       13,900        1,113,738
NEWELL RUBBERMAID
   Manufacturer and marketer of
   diversified consumer products
   (Consumer Goods and Services)       69,800        3,311,138
PFIZER
   Manufacturer of health care
   consumer products and
   specialty chemicals (Drugs and
   Health Care)                        19,200        2,209,200
PHILIP MORRIS
   Manufacturer of tobacco
   products, food, and beverages
   (Tobacco)                           89,700        3,145,106
PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal
   care products (Consumer
   Goods and Services)                 31,900        2,992,619
TYCO INTERNATIONAL
   Worldwide provider of fire
   protection devices, electronic
   security services, and underwater
   telecommunications systems
   (Diversified)                       54,900        4,460,625
XEROX
   Developer, manufacturer, and
   marketer of office automation
   products (Business Goods
   and Services)                       61,000        3,583,750
                                                  ------------
                                                    74,446,026
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $136,517,003)                             200,796,501
                                                  ------------
CORPORATE BONDS  0.07%
   (Cost $136,121)
GERMANY  0.07%
METRO FINANCE
   0%, 9/7/2013
   (Financial Services)               249,000**        152,867
                                                  ------------
TOTAL INVESTMENTS  94.99%
  (Cost $136,653,124)                              200,949,368
OTHER ASSETS
  LESS LIABILITIES  5.01%                           10,587,930
                                                  ------------
NET ASSETS  100.00%                               $211,537,298
                                                  ============


----------
 * Non-income producing security.
** Principal amount reported in German deutschemarks.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund





PERFORMANCE REVIEW

For the six months ended April 30, 1999, Seligman Henderson Global Smaller Companies Fund posted a total return of 3.05% based on the net asset value of Class A shares. At the same time, the Fund's peer group, as measured by the Lipper Global Small Cap Funds Average rose 16.57%, and the Salomon Smith Barney Extended Market Index World rose 13.75%.

This underperformance relative to the Fund's benchmarks was due primarily to the Fund's US portfolio. A number of the Fund's holdings in the healthcare sector experienced considerable price declines. In addition, we had minimal direct exposure to Internet stocks, which was the only sector within the US small-capitalization universe that posted strong returns. At this time, we believe that it is prudent to avoid most Internet stocks as long as we find valuations in this area difficult to justify.

PORTFOLIO STRATEGY
UNITED STATES

During the six-month period, smaller companies in the US rose 14.3%, well behind the rise in larger companies. Smaller companies staged a strong rally in November and December, fell back in January and February, then rose strongly again in April.

The Fund's allocation to the US began at 40.3%, peaked at 53.2% in December, and fell to 33.50% by the end of April. Valuations for smaller companies are attractive both in absolute terms and relative to larger companies, and we plan to gradually increase this allocation over the coming months. We also believe that, given the current strength of the US economy, earnings expectations for smaller companies will likely be met.

UNITED KINGDOM

In the UK, smaller companies performed well during the period, rising 18.6%. This return was ahead of that for larger companies, the only region where this was the case. The outperformance relative to larger companies occurred from January through April. In the last two months of 1998, smaller companies were relatively weak.







FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.



                                [PHOTO OMITTED]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED) MIRANDA RICHARDS, IAIN C. CLARK (PORTFOLIO MANAGER)





                                [PHOTO OMITTED]

US TEAM: (STANDING, FROM LEFT) TED HILLENMEYER, MIKE SULLIVAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), BRUCE ZIRMAN, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund





Five interest rate cuts by the Bank of England during the six-month period have taken base rates to their lowest levels in five years, significantly improving the economic outlook. At the same time, the current low valuations for smaller companies have begun to attract the attention of corporate buyers.

The Fund was overweighted in the UK throughout the six-month period. The Fund began the period with an 18.1% weighting, which was reduced to 17.2% at the end of April. We believe that much of the positive economic expectation is already factored into the stock prices of smaller companies and, as a result, we no longer see greater value in the UK small-cap market. In addition, the strength of British POUND STERLING and weakness of the Continental European economy will likely adversely affect exporting companies, many of which are small companies. Accordingly, we plan to further reduce this allocation over the coming months.

CONTINENTAL EUROPE

In Continental Europe, returns between countries differed widely. The best performer, Ireland, gained 30.5%, while the worst performer, Portugal, lost 15.6%. The two largest markets, France and Germany, moved in opposite directions, as France rose 4.9% and Germany fell 2.1%.

The Fund's weighting in Continental Europe at the beginning of the period was 22.8%, was reduced to 18.8% by the end of December, and subsequently rose to end April at 23.5%. Over the course of the next few months, the Fund's allocation to Continental Europe should remain stable. There are few indications that the gloom over future growth prospects has eased, in spite of the interest rate cut by the European Central Bank. Economic fundamentals must improve before we will significantly increase the Fund's allocation to the region.

JAPAN

During the six months ended April 30, 1999, smaller companies in Japan rose 16.9%, substantially less than the rise in larger companies. There was little improvement in economic fundamentals during the period, but there was a significant change in sentiment as investors began to anticipate economic stabilization.

At the beginning of the period, the Fund had a 5.8% weighting in Japan, lower than that of the Fund's benchmark index. This allocation increased gradually during the period to a slightly overweight position of 10.2% at the end of April. We anticipate reducing the Fund's allocation to Japan over the next few months. Having performed well on the expectation of economic stabilization, any disappointments are likely to be harshly treated by investors.

PACIFIC BASIN

This region offered the best returns for smaller companies over the past six months. Interest rate reductions and greater liquidity contributed to a reversal of the poor trend of the previous six-month period. In this region, smaller companies returned 26.3% and larger companies returned 32.5%.

We steadily increased the Fund's allocation to the region during most of the period from a neutral 2.0% at the beginning of the period to an overweighted 3.7% at the end of April. This allocation is likely to remain in place for now. While, given the speed of the recent rise, a pullback is possible, there is growing confidence that the region is better positioned to tackle its structural problems and that corporations are committed to reform.

OUTLOOK
During the past six months, investors around the world have become more optimistic regarding global economic growth and more confident that a worldwide crisis has indeed been averted. Against this background, the outlook for global smaller companies is promising. Valuations remain comparatively low, while the prospects for earnings growth are positive. In addition, it appears that investors are beginning to look at previously neglected areas of the market, such as smaller companies.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD COUNTRY INDEX FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund


INVESTMENT RESULTS PER SHARE


Total Returns
FOR PERIODS ENDED APRIL 30, 1999

                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                          CLASS A      CLASS B       Class D
                                                                                           SINCE        SINCE         since
                                                 SIX           One           Five        INCEPTION    INCEPTION     inception
                                               MONTHS*        Year           Years        9/9/92       4/22/96       5/3/93
                                             ----------     ---------      --------    ------------- -----------   -----------

CLASS A**
With Sales Charge                               (1.82)%      (20.20)%        8.65%        13.85%          n/a           n/a
Without Sales Charge                             3.05        (16.20)         9.71         14.70           n/a           n/a

CLASS B**
With CDSC+                                      (2.33)       (21.01)          n/a           n/a          0.72%          n/a
Without CDSC                                     2.67        (16.85)          n/a           n/a          1.65           n/a

CLASS D**
With 1% CDSC                                     1.67        (17.62)          n/a           n/a           n/a           n/a
Without CDSC                                     2.67        (16.79)         8.86           n/a           n/a         12.14%

LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                              16.57         (7.59)         8.40         12.49++        4.720        10.8800

SALOMON SMITH BARNEY
  EM INDEX WORLD***                             13.75         (3.09)         9.05         11.43+++       6.830         9.9400

NET ASSET VALUE

                  APRIL 30, 1999        OCTOBER 31, 1998        APRIL 30, 1998
                  ---------------      ------------------       ---------------
CLASS A               $14.54                 $14.11                 $17.35
CLASS B                13.82                  13.46                  16.62
CLASS D                13.83                  13.47                  16.62

Capital Gain Information
FOR THE SIX MONTHS ENDED APRIL 30, 1999

REALIZED                         $0.322
UNREALIZED                        0.953ooo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



----------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
     Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From September 10, 1992.
 +++ From August 31, 1992.
   0 From April 30, 1996.
  00 From April 30, 1993.
 000 Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund



   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through April 30, 1999, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.



         [THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

                  Class A With     Class A Without      Salomon Bros.      Lipper Global
Date               Sales Load         Sales Load       World EM Index    Small Cap Fds. Avg.
----             ------------     ---------------    --------------    -------------------
  9/9/92             9,520             10,000             10,000              10,000
10/31/92             9,533             10,014              9,787              10,053
 1/31/93            10,528             11,059             10,523              11,001
 4/30/93            11,343             11,915             11,655              11,747
 7/31/93            12,225             12,841             12,253              12,444
10/31/93            13,334             14,006             12,823              14,029
 1/31/94            15,150             15,914             13,513              15,209
 4/30/94            14,895             15,645             13,348              14,588
 7/31/94            14,263             14,982             13,385              14,270
10/31/94            16,037             16,846             13,613              15,072
 1/31/95            14,757             15,501             12,864              13,817
 4/30/95            16,461             17,291             13,812              14,713
 7/31/95            18,567             19,504             14,836              16,557
10/31/95            19,260             20,231             14,551              16,461
 1/31/96            19,922             20,926             15,488              17,227
 4/30/96            22,540             23,677             16,885              19,019
 7/31/96            21,930             23,036             15,885              18,139
10/31/96            22,526             23,661             16,718              18,831
 1/31/97            23,205             24,375             17,264              19,789
 4/30/97            22,049             23,161             16,667              18,933
 7/31/97            25,016             26,277             19,116              21,700
10/31/97            24,391             25,621             18,947              20,954
 1/31/98            23,981             25,191             18,788              20,338
 4/30/98            28,247             29,671             21,242              23,631
 7/31/98            26,928             28,286             19,766              21,899
10/31/98            22,972             24,130             18,097              18,733
 1/31/99            24,535             25,772             19,690              20,827
 4/30/99            23,672             24,866             20,586              21,837



  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.
  As shown on page 32, the performances of Class B and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1999


                                               SHARES
                                    ----------------------------
                                                    HOLDINGS
ADDITIONS                               INCREASE     4/30/99
--------------                        ------------ -----------
Beru (Germany)                           171,690     205,290
Coach USA (US)                           132,900     132,900
Enaco (Spain)                            311,400     311,400
ITT Educational Services (US)             74,600      74,600
Petroleum Geo-Services (Norway)246,748   246,748
Royal Canin (France)                      75,365      75,365
Ryanair Holdings (Ireland)               579,281     579,281
Sez Holding (Switzerland)                 14,520      14,520
Sixt (Germany)                            73,900      73,900
Swisslog Holding (Switzerland)            44,581      44,581




                                               SHARES
                                    ----------------------------
                                                    HOLDINGS
REDUCTIONS                              DECREASE     4/30/99
----------------                      ------------ -----------
Calpine (US)                             305,500      92,400
CMG (Netherlands)                        390,000     359,000
Cobham (UK)                              600,000          --
Cox Radio (Class A) (US)                 196,800          --
ECIA (France)                             51,048          --
Electronics Boutique (UK)              6,240,000          --
F.I. Group (UK)                        2,200,000   1,800,000
Icon (adrs) (UK)                         205,000          --
Selecta Group (Switzerland)               25,031      17,147
Trinity International Holdings (UK)      935,100          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

Performance and Portfolio Overview
Seligman Henderson Global Smaller Companies Fund

COUNTRY ALLOCATION
APRIL 30, 1999
                                                      SALOMON
                                                   SMITH BARNEY
                                                     EM INDEX
                                           FUND        WORLD
                                          -------   -----------
CONTINENTAL EUROPE ....................    23.50%     18.14%
    Austria ...........................     0.11       0.11
    Belgium ...........................       --       0.48
    Denmark ...........................     1.96       0.31
    Finland ...........................     0.28       0.37
    France ............................     3.72       3.23
    Germany ...........................     3.03       3.32
    Ireland ...........................     1.60       0.19
    Italy .............................     0.70       2.18
    Luxembourg ........................     0.30         --
    Netherlands .......................     2.99       2.41
    Norway ............................     2.56       0.18
    Portugal ..........................       --       0.15
    Spain .............................     0.80       1.18
    Sweden ............................     1.87       1.12
    Switzerland .......................     3.58       2.91
JAPAN .................................    10.18       9.19
PACIFIC ...............................     3.67       2.92
    Australia .........................     1.65       1.55
    Hong Kong .........................     1.15       1.02
    New Zealand .......................     0.13       0.11
    Singapore .........................     0.42       0.24
    South Korea .......................     0.10         --
    Taiwan ............................     0.08         --
    Thailand ..........................     0.14         --
UNITED KINGDOM ........................    17.23      10.78
UNITED STATES .........................    33.47      56.82
OTHER .................................     2.80       2.15
    Bermuda ...........................     0.16         --
    Canada ............................     2.06       2.15
    Israel ............................     0.58         --
OTHER ASSETS LESS LIABILITIES .........     9.15         --
 ......................................   ------     ------
TOTAL .................................   100.00%    100.00%
                                          ======     ======



       [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH IN THE PRINTED PIECE.]

LARGEST INDUSTRIES
APRIL 30, 1999


                                                             Percent of
                                                             Net Assets
                                                             ----------
BUSINESS SERVICES ......................     $54,800,360        9.06%
CONSTRUCTION AND PROPERTY ..............     $44,639,331        7.38%
CONSUMER GOODS AND SERVICES ............     $42,328,339        6.99%
MANUFACTURING ..........................     $37,040.272        6.10%
RETAILING ..............................     $36,885,622        6.10%





       [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]


REGIONAL ALLOCATION
APRIL 30, 1999
                                                              Percent of
                                                              Net Assets
                                                              ----------
United States                                                  33.47%
Continental Europe                                             23.50%
United Kingdom                                                 17.23%
Japan                                                          10.18%
Pacific                                                         3.67%
Other                                                           2.80%
Other Assets Less Liabilities                                   9.15%



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 1999


SECURITY                                     VALUE
------------                              -----------
Informa Group (UK) ...................    $16,342,285
Ashtead Group (UK) ...................     13,915,061
Parity (UK) ..........................     11,031,188
CMG (Netherlands) ....................      9,711,225
F.I. Group (UK) ......................      9,553,005
Tilbury Douglas (UK) .................      9,105,718
Burr-Brown (US) ......................      8,460,156
PizzaExpress (UK) ....................      7,976,116
MemberWorks (US) .....................      7,278,863
Premier Parks (US) ...................      6,881,394

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund


                                      SHARES          VALUE
                                    -----------    ----------

COMMON STOCKS  90.50%
AUSTRALIA  1.65%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wine and beer
   (Consumer Goods and Services)      201,500        $ 899,519
COCHLEAR
   Developer and marketer of
   hearing aids (Medical
   Products and Technology)           153,600        1,183,446
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Medical Products
   and Technology)                    121,200          961,867
DATA ADVANTAGE*
   Provider of credit risk
   information for the
   consumer and commercial
   markets (Business Services)        317,400          932,012
FUTURIS
   Mini-conglomerate with
   interests in automobile
   components, livestock,
   farm insurance, and
   financial services
   (Automotive Parts
   Manufacturing)                     845,122        1,224,038
NATIONAL FOODS
   Marketer of dairy products;
   fruit juice processor;
   producer of food packaging
   (Consumer Goods and Services)      487,900        1,009,965
PASMINCO
   Explorer, producer, and
   developer of lead, zinc,
   and silver mines (Metals)        1,119,600        1,251,356
PERPETUAL TRUSTEES AUSTRALIA
   Provider of diversified
   financial services
   (Financial Services)                39,800          550,124
STOCKLAND TRUST GROUP
   Real estate developer and
   marketer (Construction
   and Property)                      372,294          911,002
TAB
   Gaming company which
   markets wagers on horse
   racing and sporting events
   (Leisure and Hotels)               495,800        1,075,503
                                                 -------------
                                                     9,998,832
                                                 -------------

AUSTRIA  0.11%
BAU HOLDING
   Construction and civil
   engineering (Construction
   and Property)                       19,914        $ 652,923
                                                 -------------
BERMUDA  0.16%
DAIRY FARM INTERNATIONAL HOLDINGS
   International food retailer,
   manufacturer, and wholesaler
   (Retailing)                        537,500          795,500
STIRLING COOKE BROWN HOLDINGS
   Provider of risk management
   services and products
   (Financial Services)                45,800          186,063
                                                 -------------
                                                       981,563
                                                 -------------
CANADA  2.06%
CELESTICA*
   Provider of diversified
   services, including design,
   assembly, and product
   assurance (Electronics)             57,500        2,249,688
CINAR (CLASS B)*
   Entertainment and education
   company which produces
   family-oriented films (Media)       85,000        1,779,687
FIRSTSERVICE*
   Provider of property
   management and
   business services
   (Business Services)                126,300        1,831,350
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Technology)                        21,200        2,033,875
TELEGLOBE
   Owner and operator of a
   worldwide telecommunications
   network (Telecommunications)        60,000        1,764,948
TROJAN TECHNOLOGIES*
   Worldwide environmental
   company which specializes
   in the disinfection of drinking
   water via ultraviolet light
   (Support Services)                 100,000        2,808,027
                                                 -------------
                                                    12,467,575
                                                 -------------
DENMARK  1.96%
DANSKE TRAELAST
   Timber supply company
   (Construction and Property)         38,648        2,585,114
SONDAGSAVISEN
   Operator and distributor of
   companies in the media
   industry (Media)                    65,741        4,116,648


--------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund


                                      SHARES         VALUE
                                    -----------   ------------

DENMARK (CONTINUED)
SYDBANK
   Commercial financial services
   provider (Financial Services)       64,981      $ 2,191,742
TK DEVELOPMENT
   Holding company which
   owns and invests in real
   estate, and provides property
   management services
   (Construction and Property)         32,031        2,963,048
                                                 -------------
                                                    11,856,552
                                                 -------------
FINLAND  0.28%
RAPALA NORMARK*
   Manufacturer and distributor of
   fishing and hunting equipment
   (Consumer Goods and Services)      228,650        1,717,005
                                                 -------------
FRANCE  3.72%
COMPAGNIE FRANCAISE D'ETUDES
ET DE CONSTRUCTION TECHNIP
"TECHNIP"
   Engineering contractor
   (Construction and Property)         37,252        4,495,492
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)            36,065        2,399,267
ETAM DEVELOPPEMENT*
   Retailer of women's clothing
   and intimate apparel (Retailing)    74,198        2,903,594
L'EUROPEENNE D'EXTINCTEURS
   Manufacturer and distributor
   of fire extinguishers
   (Manufacturing)                     59,085        2,937,089
GENSET (ADRS)*
   Biomedical research company
   (Drugs and Health Care)            144,295        2,317,738
ROYAL CANIN
   International manufacturer
   and retailer of cat and dog food
   (Veterinary Products)               75,365        3,892,229
SOCIETE VIRBAC
   Manufacturer of veterinary
   drugs and products
   (Veterinary Products)               67,472        3,535,975
                                                 -------------
                                                    22,481,384
                                                 -------------
GERMANY  2.68%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive products
   (Automotive Parts
   Manufacturing)                     205,290        4,103,662
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)          9,850        1,677,274
HAWESKO HOLDING
   Marketer of alcoholic beverages
   (Consumer Goods and Services)      102,857        4,133,895
SIXT
   Provider of automobile rental
   and leasing services (Retailing)    73,900        4,259,738
TECIS HOLDING*
   Provider of financial planning
   services (Financial Services)          300           22,565
ZAPF CREATION*
   Manufacturer of interactive
   functional dolls and
   inflatable swimming devices
   (Manufacturing)                     95,000        2,009,535
                                                 -------------
                                                    16,206,669
                                                 -------------
HONG KONG  1.15%
DAH SING FINANCIAL GROUP
   Provider of banking services
   (Financial Services)               222,000          700,302
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)               873,000          518,114
GIORDANO INTERNATIONAL
   Clothing retailer (Retailing)    1,900,000          882,490
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                      241,000          719,816
KERRY PROPERTIES
   Investor and developer in
   the real estate industry
   (Construction and Property)        991,000        1,105,970
LI & FUNG
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                      356,200          873,174
NG FUNG HONG
   Distributor of livestock
   (Business Services)                778,000          752,826
SOUTH CHINA MORNING POST HOLDINGS
   English language
   newspaper (Media)                1,878,000        1,132,741
YANZHOU COAL MINING (SERIES H)*
   Mining company producing
   prime-quality, low-sulphur
   coal (Resources)                 1,264,000          296,805
                                                 -------------
                                                     6,982,238
                                                 -------------
IRELAND  1.60%
ESAT TELECOM GROUP (ADRS)*
   Provider of telecommunications
   services (Telecommunications)       95,200        4,605,300

----------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund



                                      SHARES          VALUE
                                    -----------    -----------

IRELAND (CONTINUED)
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                   579,281      $ 5,085,215
                                                   -----------
                                                     9,690,515
                                                   -----------
ISRAEL  0.58%
TEVA PHARMACEUTICAL INDUSTRIES
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary
   products (Drugs and
   Health Care)                        76,100        3,479,197
                                                   -----------
ITALY  0.70%
LA DORIA
   Distributor of tomato-based
   products and canned fruit
   (Consumer Goods
   and Services)                    1,482,390        4,233,194
                                                   -----------
JAPAN  10.18%
AIYA
   Operator of restaurant chain
   (Restaurants)                       66,600          772,465
ANRITSU
   Manufacturer of
   electronic equipment
   for diversified industries
   (Electronics)                       49,000          438,567
ASAHI DIAMOND INDUSTRIAL
   Manufacturer of diamond-tipped
   tools (Manufacturing)              108,000          538,529
ASATSU-DK
   Advertising agency (Advertising)    70,400        1,767,006
BENESSE
   Provider of educational services
   (Business Services)                 31,200        2,604,249
EIGHTEENTH BANK
   Provider of banking services
   (Financial Services)               170,000          713,765
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)              53,000        1,421,328
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                 98,760        1,812,566
FUJITSU BUSINESS SYSTEMS
   Dealer of electronics and
   communications equipment
   (Business Services)                 42,900          783,759
GLORY
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                     83,000        1,791,117
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                      116,000          661,052
H.I.S.
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                52,000        1,429,374
HITACHI INFORMATION SYSTEMS
   Leading data processing firm
   (Computer Software)                 64,000          814,716
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                     76,800          891,414
HOGY MEDICAL
   Producer of disposable surgical
   gowns and supplies (Medical
   Products and Technology)            28,000        1,121,643
HOKUTO
   Company which grows
   mushrooms for the purpose
   of researching bacteria
   (Consumer Goods and Services)       19,000          589,147
HORIBA
   Manufacturer of instruments
   and analyzers (Electronics)        147,000        1,629,843
IINO KAIUN KAISHA
   Shipping company
   (Transportation)                   387,000          846,486
IYO BANK
   Provider of banking services
   (Financial Services)               115,000          673,664
JAPAN INFORMATION
PROCESSING SERVICE
   Computer software developer
   (Computer Software)                 61,100          793,673
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                      134,000        1,493,568
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical
   products (Drugs and Health Care)    38,000          810,476
KOMATSU SEIREN
   Printer of long-staple fabrics
   (Manufacturing)                    287,000        1,103,985
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods)           101,000        1,870,605
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications)                71,600          834,058
MITSUBISHI CABLE INDUSTRIES
   Manufacturer of wire and cable
   products (Manufacturing)           280,000          490,425

---------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund



                                      SHARES         VALUE
                                    ----------- ---------------

JAPAN (CONTINUED)
MITSUBISHI GAS CHEMICAL
   Chemical producer
   (Chemicals)                        277,000       $  879,807
MITSUI HOME
   Home builder
   (Construction and Property)        299,000        1,608,699
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)           66,000          871,150
NIPPON BROADCASTING SYSTEM
   Vendor of time slots of radio
   broadcasting; producer
   and marketer of radio programs
   (Media)                             17,000          776,451
NIPPON SEIKI
   Manufacturer of automotive
   components (Automotive
   Parts Manufacturing)               126,000          844,752
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property)         94,500          906,788
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)               138,000          959,899
NISSHIN FIRE & MARINE INSURANCE
   Non-life insurance company
   (Financial Services)               176,000          501,488
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   Island (Electric Utilities)         49,906        1,045,590
OLYMPUS OPTICAL
   Manufacturer of
   optoelectronic and other
   products (Electronics)             126,000        1,550,119
OTSUKA KAGU
   Furniture retailer (Retailing)       7,300          917,662
RENGO
   Manufacturer of corrugated
   board and jute liners
   (Paper and Printing)               293,000        1,085,322
RYOYO ELECTRO
   Distributor of electronic
   components (Electronics)           144,000        1,701,571
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                       94,000          850,786
SANKYO
   Manufacturer of pachinko game
   equipment (Manufacturing)          117,100        4,062,803
SANYO SPECIAL STEEL
   Steel manufacturer (Metals)        945,000          966,185
SHIMACHU
   Furniture retailer (Retailing)      61,600        1,393,840
SODICK
   Manufacturer of
   electrodischargers
   (Manufacturing)                    171,000          965,883
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                         51,600        1,487,568
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                        146,000          725,565
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                     82,000          862,435
TOWA PHARMACEUTICAL
   Generic drug wholesaler
   (Drugs and Health Care)             83,000          862,518
TOYO INK MANUFACTURING
   Ink manufacturer (Chemicals)       224,000          519,992
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                    239,900        1,678,747
TSUDAKOMA*
   Manufacturer of air-jet looms
   (Manufacturing)                    282,000          699,535
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                 94,200        1,942,024
XEBIO
   Retailer of clothing (Retailing)    69,400        1,358,047
YOKOHAMA REITO
   Processor and seller of seafood
   and livestock products; cold
   storage (Distribution)             118,000          860,339
                                                 -------------
                                                    61,583,045
                                                 -------------
LUXEMBOURG  0.30%
SBS BROADCASTING*
   Television and radio broadcaster
   (Media)                             58,200        1,844,213
                                                 -------------
NETHERLANDS  2.99%
ATHLON GROEP
   Automotive service supplier
   (Consumer Goods and Services)       98,994        2,743,166
BETER BED HOLDING
   Operator of retail outlets which
   sell furniture and other
   bedroom accessories (Retailing)     50,500        1,455,458
CMG
   Information technology
   consulting (Support Services)      359,000        9,711,225
SAMAS GROEP
   Manufacturer of office
   furniture (Manufacturing)          283,332        4,165,359
                                                 -------------
                                                    18,075,208
                                                 -------------

-------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund





                                      SHARES         VALUE
                                    ----------- ---------------

NEW ZEALAND  0.13%
AUCKLAND INTERNATIONAL AIRPORT
   Owner and operator of the
   Auckland International
   Airport (Transportation)           231,000      $   400,336
SKY NETWORK TELEVISION*
   Operator of pay television
   (Media)                            243,620          401,777
                                                 -------------
                                                       802,113
                                                 -------------
NORWAY  2.56%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)        573,242        5,655,375
PETROLEUM GEO-SERVICES*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry (Industrial
   Goods and Services)                246,748        4,157,306
TANDBERG TELEVISION*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)       595,497        5,646,040
                                                 -------------
                                                    15,458,721
                                                 -------------
SINGAPORE  0.42%
ALLGREEN PROPERTIES*
   Developer of real estate
   (Construction and Property)         37,000           22,490
JURONG SHIPYARD
   Builder and maintenance
   provider of ships
   (Transportation)                   145,000          603,275
KEPPEL TAT LEE BANK
   Provider of banking services
   (Financial Services)               363,000          694,081
SINGAPORE LAND
   Real estate developer for
   investment and trading
   purposes (Financial Services)      194,000          623,960
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                      109,000          598,230
                                                 -------------
                                                     2,542,036
                                                 -------------
SOUTH KOREA  0.10%
ATLANTIS KOREAN SMALLER COMPANIES
FUND*
   Closed-end fund which invests
   in Korea (Miscellaneous)            44,000          630,520
                                                 -------------
SPAIN  0.80%
ENACO*
   Operator of supermarkets
   and wholesale outlets
   (Retailing)                        311,400        2,799,494
TELEPIZZA*
   Operator of pizza restaurant
   chain (Restaurants)                324,748        2,060,818
                                                 -------------
                                                     4,860,312
                                                 -------------
SWEDEN  1.87%
BURE INVESTMENT AKTIEBOLAGET
   Investment company
   (Financial Services)               540,864        3,303,505
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                    105,400        1,637,539
MUNKSJO
   Producer of specialty paper
   (Paper and Printing)               171,517        1,383,234
NOBEL BIOCARE
   Developer of titanium
   implants, hearing aids, and
   facial prostheses (Medical
   Products and Technology)           313,256        4,959,757
                                                 -------------
                                                    11,284,035
                                                 -------------
SWITZERLAND  3.58%
BON APPETIT HOLDING
   Wholesale food retailer (Retailing)  4,745        2,754,830
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                  7,768        4,076,754
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)       17,147        5,680,608
SEZ HOLDING
   Producer of spin etchers, which
   are devices used by wafer
   and chip manufacturers
   (Manufacturing)                     14,520        3,857,776
SWISSLOG HOLDING
   Producer and installer of
   automation systems
   (Industrial Goods and Services)     44,581        5,278,886
                                                 -------------
                                                    21,648,854
                                                 -------------
TAIWAN  0.08%
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)           36,100          508,649
                                                 -------------
THAILAND  0.14%
NATIONAL FINANCE*
   Provider of financial services
   (Financial Services)             1,228,000          877,143
                                                 -------------

----------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund



                                      SHARES         VALUE
                                    ----------- ---------------

UNITED KINGDOM  17.23%
AEA TECHNOLOGY
   Provider of engineering and
   research and development
   services (Industrial Goods
   and Services)                      114,300       $  608,454
ALLIED LEISURE
   Bowling alley operator
   (Leisure and Hotels)             4,625,000        1,822,348
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property)      3,820,000       13,915,061
BTG
   Technology transfer
   company assisting in the
   commercialization of
   technological innovations
   (Technology)                       328,000        1,411,079
CHIROSCIENCE GROUP*
   Pharmaceutical company
   specializing in pharmaceuticals
   for cancer, pain, and
   inflammatory disorders
   (Drugs and Health Care)            255,000          902,228
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                      1,695,325        6,339,127
DAWSONGROUP
   Rentor of commercial
   vehicles (Transportation)        1,062,900        2,649,584
DRUCK HOLDINGS
   Worldwide engineering group
   (Industrial Goods and Services)    106,000          438,972
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software)              1,800,000        9,553,005
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)     350,000        2,251,550
GWR GROUP
   Local commercial radio
   station operator (Media)           908,700        5,166,108
INFORMA GROUP
   Provider of business
   information for diversified
   global markets
   (Business Services)              3,056,100       16,342,285
NATIONAL EXPRESS GROUP
   Long distance coach services
   operating in the UK and
   Europe (Transportation)            305,000        5,685,083
PARITY
   Provider of software
   engineering and consulting
   services (Computer Software)     1,005,000       11,031,188
PIZZAEXPRESS
   Operator of restaurant chain
   (Restaurants)                      545,000        7,976,116
SHIRE PHARMACEUTICALS GROUP*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Drugs and Health Care)            450,000        3,318,222
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)      1,939,000        9,105,718
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Automotive Parts
   Manufacturing)                     328,000          640,920
TRIFAST
   Manufacturer and distributor
   of fasteners for the
   electronics industry
   (Electrical Distribution)          463,800        4,997,573
                                                 -------------
                                                   104,154,621
                                                 -------------
UNITED STATES  33.47%
ABACUS DIRECT*
   Provider of marketing research
   services to the direct marketing
   industry (Business Services)        24,200        1,811,975
ACXIOM*
   Provider of data processing
   services (Computer Software)       119,900        3,019,981
AFFILIATED COMPUTER
SERVICES (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing (Business Services)      44,300        1,694,475
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management
   (Financial Services)                51,900        1,508,344
ALLIED WASTE INDUSTRIES*
   Provider of integrated waste
   disposal services (Industrial
   Goods and Services)                 81,600        1,443,300
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)      70,900        1,247,397
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes
   (Manufacturing)                    228,800        1,615,900

-----------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund





                                      SHARES         VALUE
                                    ----------- ---------------

UNITED STATES (CONTINUED)
ANALOG DEVICES*
   International manufacturer
   and marketer of linear and
   digital integrated circuits
   (Technology)                        91,200     $  3,203,400
ANTEC*
   Developer and supplier of
   products for the cable
   television industry
   (Telecommunications)               128,300        3,492,166
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars
   (Paper and Printing)                99,800        1,019,831
AVANT!*
   Developer and marketer
   of software products that
   assist design engineers
   (Computer Software)                368,800        5,047,950
AVX
   Manufacturer and supplier of
   passive electronic components
   and related products
   (Electronics)                      179,100        3,526,031
BACOU USA*
   Designer and manufacturer of
   personal protective gear
   (Industrial Goods and Services)    106,000        1,517,125
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)       53,200        1,599,325
BARRETT RESOURCES*
   Explorer, developer, and
   producer of oil and gas (Energy)    28,300          859,612
BURR-BROWN*
   Manufacturer of microelectric
   data devices for business
   end-users (Technology)             318,500        8,460,156
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
   producer of oil and gas
   (Energy)                           120,500        2,108,750
CALPINE*
   Developer, marketer, and
   operator of power generation
   facilities (Electric Utilities)     92,400        3,938,550
CAREER EDUCATION*
   Provider of private post-
   secondary education (Schools)       78,900        2,692,462
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service
   (Transportation)                    52,900          925,750
CARRIAGE SERVICES*
   Provider of funeral products
   and services (Consumer
   Goods and Services)                133,800        2,567,287
CASELLA WASTE SYSTEMS (CLASS A)*
   Provider of non-hazardous
   solid waste collection,
   disposal, and recycling
   services (Capital Goods)           105,350        2,646,919
COACH USA*
   Provider of transportation
   services (Transportation)          132,900        3,156,375
COGNEX*
   Manufacturer of machine
   vision systems (Electronics)       192,500        5,588,516
COVANCE*
   Provider of medical laboratory
   and testing services
   (Drugs and Health Care)             50,200        1,101,262
CRUSADER HOLDING*
   Provider of community
   banking services, including
   residential mortgages and
   commercial leases
   (Financial Services)                29,210          292,100
DURA PHARMACEUTICALS*
   Developer and retailer of
   prescription pharmaceutical
   products for the treatment of
   allergies, asthma, pneumonia,
   and related respiratory conditions
   (Drugs and Health Care)             75,000          902,344
EDUTREK INTERNATIONAL (CLASS A)*
   Operator of the American
   InterContinental University
   (Schools)                          136,900          705,891
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers, and
   society (Consulting Services)        9,100          311,675
FORWARD AIR*
   Provider of transportation
   services to the airline industry
   (Transportation)                    20,100          445,969
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors
   (Technology)                       110,600          829,500

--------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund


                                      SHARES         VALUE
                                    ----------- ---------------

UNITED STATES (CONTINUED)
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
   infrastructure equipment
   (Telecommunications)               279,700      $   935,247
HA-LO INDUSTRIES*
   Distributor of specialty
   advertising products
   (Advertising)                      331,000        3,889,250
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services (Medical Products
   and Technology)                    103,700        1,516,612
HEALTH MANAGEMENT ASSOCIATES
(CLASS A)*
   Operator of rural community
   hospitals (Medical Products
   and Technology)                     89,500        1,398,437
HMT TECHNOLOGY*
   Supplier of high-performance
   thin-film disks for high-end,
   high-capacity, hard disk drives
   (Technology)                        32,200           93,581
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services (Business Services)       173,200          768,575
INSIGNIA FINANCIAL GROUP*
   Provider of real estate
   management services
   (Financial Services)               114,999        1,444,675
INSO*
   Marketer and developer of
   textual information software
   (Computer Software)                147,200        1,053,400
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical contracting
   and maintenance services to
   the commercial, industrial,
   and residential markets
   (Electronics)                       58,700        1,008,906
ITT EDUCATIONAL SERVICES*
   Provider of technology-oriented
   schooling (Schools)                 74,600        1,832,362
IVEX PACKAGING*
   Manufacturer of specialty
   packages (Industrial
   Goods and Services)                117,900        2,321,156
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of aftermarket
   collision replacement parts for
   automobiles and light trucks
   (Distribution)                     111,600        1,698,412
KLA-TENCOR*
   Manufacturer of yield
   management and process
   monitoring for the
   semiconductor industry
   (Technology)                        13,600          673,200
MARKET FACTS*
   Compiler of information for
   the optimization of the
   marketing decision process
   (Business Services)                 93,400        2,839,944
MCDERMOTT INTERNATIONAL
   Manufacturer of steam-generating
   and environmental equipment and
   products; provider of engineering
    and construction services
   (Industrial Goods and Services)     77,700        2,253,300
MEMBERWORKS*
   Provider of membership
   service programs for various
   industries (Consumer
   Goods and Services)                165,900        7,278,862
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services
   (Business Services)                 21,600          423,225
METRIS COMPANIES
   Direct marketer of consumer
   credit cards (Financial Services)   28,200        1,730,775
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   microcontrollers (Technology)      152,500        5,347,031
MMI COMPANIES
   International health care risk
   management company
   (Financial Services)               119,600        1,853,800
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services
   (Business Services)                211,000        2,439,688
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software
   products for the engineering
   and scientific industries
   (Technology)                       114,600        3,899,981
NOVA*
   Provider of transaction
   processing services
   (Business Services)                118,272        3,075,072
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films
   (Electronics)                       39,800        1,881,794



-------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund




                                      SHARES         VALUE
                                    ----------- ---------------

UNITED STATES (CONTINUED)
OAK INDUSTRIES*
   Manufacturer of cable television
   connectors and fiber optic
   components (Electronics)            24,400      $ 1,018,700
OM GROUP
   Producer of specialty
   chemicals (Chemicals)              140,800        5,121,600
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions (Drugs and
   Health Care)                        50,800        1,222,375
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services
   (Business Services)                150,900        1,376,963
PHARMACEUTICAL PRODUCT
DEVELOPMENT*
   Provider of consulting services
   in the discovery, environmental,
   and life sciences (Medical
   Products and Technology)             3,600          104,625
PIER 1 IMPORTS
   Retailer specializing in
   decorative home furnishings,
   gifts, and related items
   (Retailing)                        137,600        1,014,800
PREMIER PARKS*
   Owner and operator of
   regional theme parks
   (Leisure and Hotels)               199,100        6,881,394
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Business Services)                 79,400        2,262,900
PRIMARK*
   Provider of information
   through software and
   databases (Business Services)      132,800        3,062,700
PRISON REALTY TRUST
   Real estate investment trust
   investing in prisons
   (Construction and Property)        206,600        4,028,700
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry
   (Business Services)                 82,300        2,407,275
PROVANT*
   Provider of training and
   development services
   (Business Services)                139,700        2,566,988
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets
   (Drugs and Health Care)            122,600        2,716,356
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment, and
   pharmaceuticals (Drugs
   and Health Care)                   449,900        4,400,584
RENAL CARE GROUP*
   Provider of dialysis and
   ancillary services (Medical
   Products and Technology)            44,900          938,691
RENEX*
   Provider of dialysis and
   ancillary services
   (Drugs and Health Care)            155,100          649,481
RESORTQUEST INTERNATIONAL*
   Provider of upscale vacation
   condominiums and home
   rentals (Leisure and Hotels)        75,300        1,261,275
REXALL SUNDOWN*
   Developer and retailer of
   vitamins, nutritional
   supplements, and health
   products (Consumer
   Goods and Services)                 91,900        1,593,891
SANMINA*
   Provider of services for
   equipment manufacturers
   in the electronics industry
   (Industrial Goods
   and Services)                       58,300        3,866,019
SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas
   (Resources)                        241,800        2,176,200
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals
   (Drugs and Health Care)             37,500          480,469
SNYDER COMMUNICATIONS*
   Provider of global marketing
   services (Advertising)              32,400          951,750
SOLA INTERNATIONAL*
   Designer and manufacturer
   of optical lenses (Consumer
   Goods and Services)                 29,900          444,763
STEINWAY MUSICAL INSTRUMENTS*
   Manufacturer of musical
   equipment (Consumer
   Goods and Services)                 59,600        1,404,325
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical design
   software (Computer Software)       140,100        2,727,572


----------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Smaller Companies Fund



                                      SHARES         VALUE
                                    ----------- ---------------

UNITED STATES (CONTINUED)
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well
   as health care information and
   investment support systems
   (Computer Software)                 53,800      $ 1,718,238
SUPERIOR SERVICES*
   Provider of solid waste
   collection, disposal, and
   recycling services
   (Business Services)                107,500        1,995,469
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services
   (Drugs and Health Care)            227,999        3,163,486
TRANSACTION SYSTEMS ARCHITECTS
(CLASS A)*
   Worldwide developer and
   marketer of software products
   for electronic funds transfer
   (Technology)                        82,200        2,653,519
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs,
   primarily in the antiviral area
   (Drugs and Health Care)             64,000          916,000
U.S. FOODSERVICE*
   Distributor of food and
   related products
   (Business Services)                 83,600        3,516,425
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes
   (Capital Goods)                    204,700        4,695,306
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development
   (Business Services)                 82,700        1,230,163
UNITED RENTALS*
   Equipment rental supplier
   for the construction industry
   and homeowners (Consumer
   Goods and Services)                 33,200          989,775
UNIVERSAL HEALTH SERVICES (CLASS B)*
   Owner and operator of
   health care institutions
   (Drugs and Health Care)             46,600        2,414,463
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services
   (Industrial Goods and Services)     82,800        2,189,025
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market (Retailing)         117,100        1,412,519
                                                 -------------
                                                   202,512,387
                                                 -------------
TOTAL COMMON STOCKS
   (Cost $504,972,185)                             547,529,504
PREFERRED STOCKS  0.35%
   (Cost $3,738,171)
GERMANY  0.35%
GERRY WEBER INTERNATIONAL*
   Designer and manufacturer
   of women's apparel
   (Manufacturing)                    122,394        2,097,090
                                                 -------------
TOTAL INVESTMENTS  90.85%
   (Cost $508,710,356)                             549,626,594
OTHER ASSETS
  LESS LIABILITIES  9.15%                           55,386,080
                                                 -------------
NET ASSETS  100.00%                               $605,012,674
                                                 =============


-----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund





PERFORMANCE REVIEW

Seligman Henderson Global Technology Fund posted a total return of 34.75% based on the net asset value of Class A shares for the six months ended April 30, 1999. This compares to 19.01% for the Lipper Global Funds Average, 58.70% for the Lipper Science & Technology Funds Average, and 19.78% for the Morgan Stanley Capital International (MSCI) World Index.

PORTFOLIO STRATEGY

In the Fund's last annual report for the year ended October 31, 1998, we voiced our enthusiasm for the technology sector. This confidence proved sound, and global technology shares have performed well with spectacular increases in the US, where the Pacific Stock Exchange Technology Index rose 44%, and in Japan where, after a long period of underperformance, small companies returned to favor and growth stocks performed particularly well. European technology shares didn't perform as strongly, but still gained more than 20% for the period.

The most important developments of the past six months have been the return to favor of the semiconductor-related sectors and the continued spectacular performance of Internet and communications stocks. Fears of global recession have ebbed and a strong fourth quarter 1998 for the PC market increased optimism regarding an upturn for the semiconductor industry. As the world economy recovered, component demand has increased and order trends for semiconductor production equipment



FUND OBJECTIVE

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.



                                [PHOTO OMITTED]


INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)




                                [PHOTO OMITTED]

WEST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) MARIANNE HARLOW
(ADMINISTRATIVE ASSISTANT), PAUL WICK (PORTFOLIO MANAGER), (SEATED) PAUL KRIEGER, PATRICK RENDA




                                [PHOTO OMITTED]

EAST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) LAWRENCE ROSSO, KEI YAMAMOTO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK

INVESTMENT REPORT
Seligman Henderson Global Technology Fund


companies have turned sharply higher. Consequently, the sector has performed very well and the Fund has benefited from its positions in both the US and Asia.

Demand for Internet access continues unabated, with both consumer and business use growing dramatically. The Internet sector has been marked by both an increase in mergers and acquisitions, and by a sharp increase in initial public offerings. The explosion in data traffic is driving a massive spending increase on communications networks and is accelerating revenues for communications carriers. Companies supplying the infrastructure on which these networks are built have enjoyed extremely strong demand, and carriers have experienced strong stock-price performance.

Most Internet-related exposure can only be obtained in the US, and the Fund's relative performance has suffered from our very modest weighting in this group. At this time, we believe that the fundamentals for US Internet companies are weak and do not justify the high prices for their stocks. Nevertheless, some of our communications holdings outside the US have risen strongly as a result of international investors seeking indirect exposure to the Internet.

The superior earnings performance of the technology sector in most geographical areas has allowed it to outperform the broad stock market. This seems likely to continue. Recent earnings results from most areas of the industry have been positive and, in the more cyclical sub-sectors, year-on-year comparisons will become that much easier over the next few calendar quarters.

While investor interest in cyclical and value stocks has increased over the past few months, we do not expect that this will persist for more than a couple of quarters. However, over the next six months, the approach of the new millennium is likely to cause companies to reduce their spending on information technology until the Year 2000 issue is behind us. This will likely result in lower earnings for many companies, and we have already seen it exert a negative impact on some software and services companies. Consequently, European technology, which is heavily exposed to software and services, may be flat to down over the short term, while share-price volatility may increase in the US around the second- and third-quarter earnings seasons. In Asia, the economy has shown signs of recovery and there have been some encouraging developments in Japan, whose companies appear to be adopting a more shareholder-friendly approach.

Over the past six months, we maintained substantial exposure in the US where, at period end, we held approximately two-thirds of the Fund's assets. We reduced exposure to Continental Europe and increased exposure to Asia. Over the near term, we will continue to rebuild our Japanese weighting at the expense of Europe and, possibly, the US.

OUTLOOK

The Internet is driving a new and powerful wave of spending in information technology. It is also heightening investor awareness of the technology industry and its potential for wealth creation. Consequently, the past six months have seen a further re-rating of technology shares and valuations now appear quite full. With earnings deteriorating as we approach the second half of 1999, share prices may be flat, with buying opportunities likely to emerge in the third quarter. Over the longer term, we remain extremely optimistic about the outlook for global technology.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund



COUNTRY ALLOCATION
APRIL 30, 1999
                                                       MSCI
                                                       WORLD
                                            FUND       INDEX
                                         --------   --------
CONTINENTAL EUROPE ....................     14.94%     22.26%
    Austria ...........................        --       0.15
    Belgium ...........................        --       0.71
    Denmark ...........................        --       0.36
    Finland ...........................      1.79       0.80
    France ............................      4.62       4.29
    Germany ...........................      1.36       4.54
    Ireland ...........................        --       0.22
    Italy .............................      1.30       2.17
    Luxembourg ........................      1.19         --
    Netherlands .......................      3.45       2.81
    Norway ............................        --       0.20
    Portugal ..........................        --       0.24
    Spain .............................        --       1.37
    Sweden ............................      0.72       1.06
    Switzerland .......................      0.51       3.34
JAPAN .................................      7.27      10.78
PACIFIC ...............................      6.69       3.07
    Australia .........................      1.47       1.39
    Hong Kong .........................        --       1.17
    New Zealand .......................        --       0.10
    Singapore .........................      3.59       0.41
    South Korea .......................      0.67         --
    Taiwan ............................      0.96         --
UNITED KINGDOM ........................      7.57      10.60
UNITED STATES .........................     54.41      51.30
OTHER .................................      6.27       1.99
    Canada ............................        --       1.99
    Israel ............................      6.27         --
OTHER ASSETS LESS LIABILITIES .........      2.85         --
                                           ------     ------
TOTAL .................................    100.00%    100.00%
                                           ======     ======


       [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH IN THE PRINTED PIECE.]

LARGEST INDUSTRIES
APRIL 30, 1999

                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
COMPUTER SOFTWARE .........................   $207,237,487          23.9%
ELECTRONICS CAPITAL EQUIPMENT .............   $103,277,511          11.9%
ELECTRONICS ...............................   $ 85,110,580           9.8%
COMPUTER HARDWARE PERIPHERALS .............   $ 84,723,248           9.8%
SEMI-CONDUCTORS ...........................   $ 80,875,688           9.3%




       [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]

REGIONAL ALLOCATION
APRIL 30, 1999

United States                             54.41%
Continental Europe                        14.94%
United Kingdom                             7.57%
Japan                                      7.27%
Pacific                                    6.69%
Other                                      6.27%
Other Assets Less Liabilities              2.85%








LARGEST PORTFOLIO HOLDINGS
APRIL 30, 1999


SECURITY                                                VALUE
-----------                                          -----------
Microsoft (US) .................................     $24,384,375
Orbotech (Israel) ..............................      19,350,000
DIIGroup (US) ..................................      18,637,500
Learning Company (US) ..........................      18,600,000
Synopsys (US) ..................................      17,789,062
Electronic Arts (US) ...........................      17,773,438
Check Point Software
  Technologies (Israel) ........................      17,562,500
Lattice Semiconductor (US) .....................      17,425,000
Venture Manufacturing (Singapore) ..............      17,249,867
Koninklijke (Royal) Philips
  Electronics (Netherlands) ....................      17,239,695

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 1999


                                                                         AVERAGE ANNUAL
                                             ------------------------------------------------------
                                                                                          CLASS B
                                                                             SINCE         SINCE
                                                 SIX            ONE        INCEPTION     INCEPTION
                                                MONTHS*        YEAR         5/23/94       4/22/96
                                             ----------       -------    ------------  ------------
CLASS A**
With Sales Charge                               28.38%         10.18%        24.15%          n/a
Without Sales Charge                            34.75          15.67         25.39           n/a
CLASS B**
With CDSC+                                      29.36           9.83           n/a         18.46%
Without CDSC                                    34.36          14.83           n/a         19.16
CLASS D**
With 1% CDSC                                    33.34          13.78           n/a           n/a
Without CDSC                                    34.34          14.78         24.37           n/a
LIPPER GLOBAL FUNDS AVERAGE***                  19.01           7.52         13.97++       14.620
LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                   58.70          51.42         33.35++       30.840
MSCI WORLD INDEX***                             19.78          16.37         17.30+++      18.650


NET ASSET VALUE

                  APRIL 30, 1999       OCTOBER 31, 1998          APRIL 30, 1998
                  --------------       -----------------         --------------
CLASS A               $16.62                $12.48                   $14.83
CLASS B                15.90                 11.98                    14.31
CLASS D                15.87                 11.96                    14.29


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 1999

PAID                   $0.158
REALIZED                3.230
UNREALIZED              2.560oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



-----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Global Funds Average, the Lipper Science & Technology Funds
     Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From May 26, 1994.
 +++ From May 31, 1994.
   0 From April 30, 1996.
  00 Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund



   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through April 30, 1999, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.




       [THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED PIECE.]


               Class A With       Class A  Without       Class D                          Lipper Global     Lipper Sci. &
              With Sales Load      Sales  Charge       Without CDSL    MSCI World Index    Funds Avg.        Tech Fds. Avg.
              ---------------     ----------------     ------------   ----------------   ------------       ---------------
 5/23/94          9520                10000               10000            10000              10000               10000

 7/31/94          9613                10098               10084            10165              10089                9874

10/31/94         11160                11723               11681            10491              10427               11759

 1/31/95         10695                11234               11150             9987               9611               11377

 4/30/95         13264                13933               13821            10997              10343               13185

 7/31/95         16856                17706               17523            11649              11312               16641

10/31/95         17556                18441               18216            11543              11163               17245

 1/31/96         15895                16697               16458            12522              11897               16436

 4/30/96         17535                18419               18119            13116              12653               18456

 7/31/96         15004                15760               15477            12734              12236               16172

10/31/96         16269                17090               16745            13486              12944               18920

 1/31/97         19981                20988               20535            14189              13903               21462

 4/30/97         18571                19507               19055            14536              13908               18826

 7/31/97         23634                24826               24204            16957              16146               24327

10/31/97         21779                22877               22241            15813              15191               23316

 1/31/98         21113                22178               21506            16750              15559               22980

 4/30/98         25170                26439               25588            18829              17722               27302

 7/31/98         23753                24951               24093            19012              17476               26720

10/31/98         21606                22696               21863            18293              16012               26050

 1/31/99         28887                30344               29184            20781              18027               39707

 4/30/99         29115                30583               29369            21909              19056               41342




   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.
   As shown on page 48, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.




LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1999

                                           SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       4/30/99
-------------                    ------------  ------------
American Power Conversion
  (US) ..........................   450,000      450,000
Check Point Software
Technologies (Israel) ...........   300,000      500,000
Compuware (US) ..................   300,000      400,000(1)
Creative Technology
 (Singapore) ....................   600,000    1,100,000
Fujitsu (Japan) .................   400,000      400,000
Global TeleSystems Group
 (US) ...........................   240,000      240,000
KLA-Tencor (US) .................    59,400      300,000
Lattice Semiconductor (US) ......   275,000      425,000
Novellus Systems (US) ...........   150,000      150,000
Rational Software (US) ..........   300,000      300,000


                                           SHARES
                                 ---------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       4/30/99
---------------                  ------------- -------------
AT&T-Liberty Media
  Group(2) (US) .................   100,000           --
CMPMedia (Class A)(US) ..........   800,000           --
ECI Telecom (Israel) ............   250,000      250,000
EMC(US) .........................   500,000           --
General Electric (UK) ........... 1,035,000           --
Lexmark International Group
  (Class A)(US) .................   150,000      100,000
Maxim Integrated
  Products (US) .................   485,000           --
Network Associates (US) .........   400,811           --
PLATINUM Technology (US) ........   400,000           --
RM(UK) .......................... 1,400,000           --


Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.



------------------
(1) Includes 100,000 shares received as a result of a 2-for-1 stock split.
(2) Formerly, Tele-Communications.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Technology Fund




                                      SHARES          VALUE
                                    -----------    -----------
COMMON STOCKS  97.15%
AUSTRALIA  1.47%
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)         1,650,000      $12,712,800
                                                   -----------
FINLAND  1.79%
NOKIA
   Developer and manufacturer
   of cellular phones and
   base stations
   (Telecommunications)               201,400       15,539,131
                                                   -----------
FRANCE  4.62%
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Computer and Business Services)    33,000        7,853,051
ATOS*
   Computer services provider
   and systems integrator
   (Computer and Business
   Services)                           49,000        4,197,813
RHONE-POULENC
   Manufacturer of chemicals,
   polymers, fibers, pharmaceuticals,
   and agricultural chemicals
   (Medical Products and
   Technology)                        210,000        9,994,792
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunications industries
   (Electronics)                       33,000        3,441,382
STMICROELECTRONICS (NY SHARES)
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunications industries
   (Electronics)                       70,000        7,140,000
UNILOG
   Computer consultants
   (Computer and
   Business Services)                  15,300        7,395,195
                                                   -----------
                                                    40,022,233
                                                   -----------
GERMANY  1.36%
MANNESMANN
   Emerging communications
   carrier (Machinery and
   Equipment)                          89,400       11,715,230
TELEGATE*
   Provider of directory
   assistance services
   (Telecommunications)                 1,000           45,267
                                                   -----------
                                                    11,760,497
                                                   -----------
ISRAEL  6.27%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems
   (Computer Software)                500,000       17,562,500
ECI TELECOM
   Provider of digital
   telecommunications and
   data transmission systems
   (Communications
   Infrastructure)                    250,000        9,195,312
ORBOTECH*
   Manufacturer of automated
   optical inspection systems
   for circuit boards and
   flat panel displays (Electronics
   Capital Equipment)                 400,000       19,350,000
TECNOMATIX TECHNOLOGIES*++
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                550,000        8,198,438
                                                   -----------
                                                    54,306,250
                                                   -----------
ITALY  1.30%
TELECOM ITALIA
   Provider of telecom-
   munications services
   (Telecommunications)               874,346        9,312,253
TELECOM ITALIA (RNC)
   Provider of telecom-
   munications services
   (Telecommunications)               356,000        1,916,504
                                                   -----------
                                                    11,228,757
                                                   -----------
JAPAN  7.27%
CANON
   Manufacturer of printers,
   copiers, cameras, and video
   equipment (Electronics)            300,000        7,341,295
FUJITSU
   Provider of semiconductors,
   computers, and
   communications equipment
   (Semiconductors)                   400,000        6,855,227
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics)            75,800        7,051,163


-------------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Technology Fund




                                      SHARES          VALUE
                                    -----------    ------------

JAPAN (CONTINUED)
MIMASU SEMICONDUCTOR INDUSTRY
   Wafer inspection devices
   (Electronics Capital Equipment)    180,000      $ 3,001,885
MURATA MANUFACTURING
   Manufacturer of capacitors
   (Electronics)                      200,000       11,447,727
RICOH
   Manufacturer of office
   equipment (Machinery and
   Equipment)                         310,000        2,987,639
ROHM
   Producer of custom
   linear integrated circuits
   (Semiconductors)                    55,000        6,637,335
SECOM
   Provider of comprehensive
   security services (Computer
   and Business Services)             109,000       10,651,079
SHARP
   Manufacturer of electronics
   (Electronics)                      600,000        7,039,598
                                                   -----------
                                                    63,012,948
                                                   -----------
LUXEMBOURG  1.19%
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   (Telecommunications)                50,000        1,725,000
SBS BROADCASTING*
   Television and radio
   broadcaster (Media)                250,000        7,921,875
UNITED CUSTOMER MANAGEMENT
   Provider of services for the
   telecommunications industry
   (Telecommunications)                 7,600          676,400
                                                   -----------
                                                    10,323,275
                                                   -----------
NETHERLANDS  3.45%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital
   Equipment)                         110,000        4,296,875
CMG
   Information technology
   consulting (Computer and
   Business Services)                 310,000        8,385,737
KONINKLIJKE (ROYAL)
PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                      200,000       17,239,695
                                                   -----------
                                                    29,922,307
                                                   -----------


SINGAPORE  3.59%
CREATIVE TECHNOLOGY
   Provider of PCaudio and
   graphics products
   (Computer Hardware/
   Peripherals)                     1,100,000     $ 13,818,750
VENTURE MANUFACTURING
   Contract manufacturer
   for the electronics industry
   (Electronics)                    3,143,000       17,249,867
                                                   -----------
                                                    31,068,617
                                                   -----------
SOUTH KOREA  0.67%
SAEHAN PRECISION
   Producer of deck
   mechanisms used in
   car stereos and compact
   disc players (Electronics)           1,500           30,921
SAMSUNG ELECTRONICS (GDRS)
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics)                      102,500        4,374,188
SAMSUNG ELECTRONICS (GDRS)
(1/2 NON-VOTING)*+
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics)                       60,000        1,357,500
                                                   -----------
                                                     5,762,609
                                                   -----------
SWEDEN  0.72%
WM-DATA (SERIES B)
   Provider of systems design and
   development services for the
   computer industry (Computer
   and Business Services)             170,190        6,257,134
                                                   -----------
SWITZERLAND  0.51%
NOVARTIS
   Manufacturer of
   pharmaceuticals (Medical
   Products and Technology)             3,000        4,394,660
                                                   -----------
TAIWAN  0.96%
SILICONWARE PRECISION
INDUSTRIES (GDRS)*
   Packaging of electronic
   components (Electronics
   Capital Equipment)                 620,000        6,897,500
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)           291,228        1,358,200
YAGEO (GDRS)*+
   Manufacturer of passive
   components (Electronics)             8,372           39,044
                                                   -----------
                                                     8,294,744
                                                   -----------

------------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Technology Fund




                                     SHARES           VALUE
                                    -----------    -----------

UNITED KINGDOM  7.57%
ACORN GROUP*
   Supplier of information
   technology (Computer
   Hardware/Peripherals)              535,800      $ 2,218,878
ADMIRAL
   Computer software and
   services (Computer and
   Business Services)                 270,000        4,559,389
CABLE & WIRELESS
   Provider of global
   telecommunications services
   (Telecommunications)               514,000        7,290,969
CELLTECH*
   Pharmaceutical company
   active in the development
   and research of new
   therapeutic products
   (Medical Products and
   Technology)                        404,800        3,238,823
COLT TELECOM GROUP*
   Provider of telecommunications
   services (Telecommunications)      480,000        8,900,699
ILION GROUP++
   Networking equipment
   distributor (Distribution)       1,616,914        2,626,406
INVENSYS
   Engineering company offering
   services to the value-added
   controls and automation
   industry (Computer and
   Business Services)               1,300,000        6,679,866
LINX PRINTING TECHNOLOGIES
   Manufacturer of specialized
   printers (Miscellaneous)           145,000          369,616
LOGICA
   Supplier of computer
   services (Computer
   and Business Services)             805,000        7,716,062
MISYS
   Provider of computer
   services, and software
   and hardware solutions
   (Computer Software)              1,050,000        9,853,346
SPRING GROUP
   Provider of training and
   educational services
   (Computer and Business
   Services)                          900,000        1,845,467
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Automotive and
   Related)                           585,000        1,143,104
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)               501,758        9,183,117
                                              ----------------
                                                    65,625,742
                                              ----------------
UNITED STATES  54.41%
3DO*
   Developer of entertainment
   software (Computer Software)       500,000        3,265,625
ACTIVISION*
   Developer of entertainment
   software (Computer Software)       550,000        5,740,625
AMERICAN POWER CONVERSION*
   Provider of back-up power
   supply equipment for
   computers (Computer
   Hardware/Peripherals)              450,000       14,835,938
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                 1,100,000       10,759,375
APEX PC SOLUTIONS*
   Manufacturer of switching
   systems for computer
   network administrators
   (Computer Hardware/
   Peripherals)                       500,000        8,406,250
APPLIED POWER (CLASS A)
   Provider of tools and
   equipment for the computer
   and telecommunications
   industries (Machinery and
   Equipment)                         200,000        6,312,500
ATMI*
   Supplier of materials used in
   the manufacture of
   semiconductor devices
   (Electronics Capital
   Equipment)                         100,000        2,318,750
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping (Computer
   Software)                          350,000       10,390,625
BMC SOFTWARE*
   Developer of mainframe
   utility software
   (Computer Software)                200,000        8,606,250
CADENCE DESIGN SYSTEMS*
   Electronic design automation
   software (Computer Software)       360,000        4,882,500


----------------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Technology Fund



                                      SHARES          VALUE
                                    -----------  ---------------

UNITED STATES (CONTINUED)
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and
   decompression circuits and
   systems (Semiconductors)           350,000      $ 7,940,625
CITRIX SYSTEMS*
   Applications software supplier
   (Computer Software)                100,000        4,253,125
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital Equipment)                 300,000        8,709,375
COMDISCO
   A leading computer hardware
   leasing company (Computer
   Hardware/Peripherals)              371,900        9,785,619
COMPUWARE*
   Provider of mainframe software
   and consulting services
   (Computer Software)                400,000        9,737,500
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                 200,000        5,143,750
DALLAS SEMICONDUCTOR
   Manufacturer of mixed-signal
   integrated circuits
   (Semiconductors)                   150,000        6,375,000
DII GROUP*
   Provider of contract
   manufacturing services
   (Contract Manufacturing/
   Circuit Boards)                    600,000       18,637,500
DSP COMMUNICATIONS*
   Developer of chipsets used in
   wireless communication
   handsets (Communications
   Infrastructure)                    300,000        8,175,000
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems and circuit board
   drilling systems (Electronics
   Capital Equipment)                 250,000        9,554,688
ELECTRONIC ARTS*
   Developer, marketer, and
   distributor of entertainment
   software (Computer Software)       350,000       17,773,438
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                       350,000       16,548,438
GLOBAL TELESYSTEMS GROUP*
   Provider of telecommunications
   services (Telecommunications)      240,000      15,855,000
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                350,000        7,568,750
KLA-TENCOR*
   Manufacturer of yield
   management and process
   monitoring for the
   semiconductor industry
   (Electronics Capital
   Equipment)                         300,000       14,850,000
LATTICE SEMICONDUCTOR*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors)                   425,000       17,425,000
LEARNING COMPANY*
   Developer of education and
   reference software for
   the personal computer
   (Computer Software)                600,000       18,600,000
LEVEL ONE COMMUNICATIONS*
   Developer of semiconductors
   used in data communications
   applications (Semiconductors)      150,000        7,710,938
LEXMARK INTERNATIONAL
GROUP (CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals)                       100,000       12,350,000
MENTOR GRAPHICS*
   Developer of integrated
   circuit design software
   (Computer Software)                300,000        3,646,875
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   microcontrollers
   (Semiconductors)                   400,000       14,025,000
MICROSOFT*
   Provider of personal computer
   operating system and
   application software products
   (Computer Software)                300,000       24,384,375
NEOMAGIC*
   Developer of graphics circuits
   for notebook computers
   (Semiconductors)                   270,000        3,147,188



--------------
See footnotes on page 54.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
Seligman Henderson Global Technology Fund



                                      SHARES          VALUE
                                    -----------  ---------------

UNITED STATES (CONTINUED)
NET PERCEPTIONS*
   Provider of marketing tools
   for Internet retailers
   (Computer and Business
   Services)                           40,000      $ 1,053,750
NOVELL*
   Provider of network
   operating system software
   (Computer Software)                317,500        7,054,452
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films
   (Electronics Capital
   Equipment)                         150,000        7,092,187
NTL*
   Global provider of cable
   television, Internet access,
   and telephone services
   (Telecommunications)               120,000        9,146,250
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software)                500,000        6,484,375
PRI AUTOMATION*
   Supplier of factory automation
   systems for semiconductor
   manufacturers (Electronics
   Capital Equipment)                 200,000        4,975,000
PSINET*
   Provider of Internet access
   services and related products
   (Computer and Business
   Services)                          104,000        5,297,500
RATIONAL SOFTWARE*
   Provider of applications
   development and test software
   (Computer Software)                300,000        8,906,250
SCI SYSTEMS*
   Manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                    225,000        8,564,062
SEAGATE TECHNOLOGY*
   Manufacturer and marketer of
   data storage systems for the
   computer industry (Computer
   and Business Services)             100,000        2,787,500
SECURITY DYNAMICS TECHNOLOGIES*
   Provider of computer data
   security software
   (Computer Software)                200,000        4,362,500
SMART MODULAR TECHNOLOGIES*
   Assembler of memory modules
   (Contract Manufacturing/
   Circuit Boards)                    500,000        6,718,750
STORAGE TECHNOLOGY*
   Manufacturer of tape- and
   disk-based data storage
   equipment (Computer
   Hardware/Peripherals)              350,000        6,759,375
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical
   design software
   (Computer Software)                420,000        8,176,875
SYNOPSYS*
   Developer of integrated
   circuit design software
   (Computer Software)                375,000       17,789,062
TERADYNE*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics Capital Equipment)    200,000        9,437,500
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for disk
   drive heads (Electronics
   Capital Equipment)                 200,000        7,650,000
ZEBRA TECHNOLOGIES (CLASS A)*
   Manufacturer and distributor
   of bar code printers and supplies
   (Machinery and Equipment)          105,000        3,497,812
ZIFF-DAVIS*
   Integrated media company
   focused on computer and
   Internet-related technology
   (Media)                            500,000        7,906,250
                                                  ------------
                                                   471,375,072
                                                  ------------

TOTAL INVESTMENTS  97.15%
  (Cost $706,024,071)                              841,606,776

OTHER ASSETS
  LESS LIABILITIES  2.85%                           24,653,862
                                                  ------------
NET ASSETS  100.00%                               $866,260,638
                                                  ============


--------------
 * Non-income producing security.
 + Rule 144A security.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche llp. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999

                                                                        EMERGING        GLOBAL          GLOBAL
                                                                         MARKETS        GROWTH          SMALLER         GLOBAL
                                                        INTERNATIONAL    GROWTH      OPPORTUNITIES     COMPANIES      TECHNOLOGY
                                                            FUND           FUND          FUND            FUND            FUND
                                                     ---------------- ------------  ---------------   -------------  -------------

ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks* ....................................   $92,717,969   $53,824,654     $200,796,501    $547,529,504    $841,606,776
   Preferred stocks ..................................            --       213,046               --       2,097,090              --
   Bonds .............................................            --            --          152,867              --              --
                                                       ------------- -------------   --------------  --------------  --------------
Total investments ....................................    92,717,969    54,037,700      200,949,368     549,626,594     841,606,776
Cash .................................................            --     6,549,614        8,633,913      31,259,494       4,645,698
Receivable for dividends and interest ................       274,801       109,233          393,875       2,414,683         441,738
Unrealized appreciation on forward
  currency contracts .................................       132,161           251          203,213       1,014,812              --
Receivable for Capital Stock sold ....................        52,954       205,712          216,138         205,488       1,677,121
Expenses prepaid to shareholder service agent ........        36,929        41,245           75,472         311,607         320,852
Receivable for securities sold .......................            --     2,566,238        2,543,827      28,639,484      31,346,741
Other ................................................        19,714        18,449            9,912          29,360          38,835
                                                       ------------- -------------   --------------  --------------  --------------
TOTAL ASSETS .........................................    93,234,528    63,528,442      213,025,718     613,501,522     880,077,761
                                                       ------------- -------------   --------------  --------------  --------------
LIABILITIES:
Payable to custodian .................................     1,725,586            --               --              --              --
Payable for securities purchased .....................       819,331     2,740,094          300,240       2,221,983       9,192,490
Payable for Capital Stock repurchased ................       403,188     2,652,205          801,668       4,898,187       2,891,333
Unrealized depreciation on forward
  currency contracts .................................         1,804            89               --              --          69,146
Accrued expenses and other ...........................       232,625       185,792          386,512       1,368,678       1,664,154
                                                       ------------- -------------   --------------  --------------  --------------
TOTAL LIABILITIES ....................................     3,182,534     5,578,180        1,488,420       8,488,848      13,817,123
                                                       ------------- -------------   --------------  --------------  --------------
NET ASSETS ...........................................   $90,051,994   $57,950,262     $211,537,298    $605,012,674    $866,260,638
                                                       ============= =============   ==============  ==============  ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ...........................................     $   2,124      $  4,274        $   9,374     $    15,960      $   34,202
   Class B ...........................................           554         2,521            2,582          12,694           4,852
   Class D ...........................................         1,942         2,104            6,388          14,277          13,899
Additional paid-in capital ...........................    63,808,965    73,045,568      126,082,296     572,796,129     575,741,323
Accumulated net investment loss ......................      (368,018)     (564,579)      (1,012,186)     (5,434,338)     (5,888,324)
Undistributed/accumulated net realized gain
  (loss) on investments ..............................     7,531,695   (22,569,692)      21,972,355      (4,246,397)    160,856,195
Net unrealized appreciation of investments ...........    21,530,601     9,871,361       67,985,699      50,429,617     145,003,540
Net unrealized depreciation on translation of
  assets and liabilities denominated in foreign
  currencies and forward currency contracts ..........    (2,455,869)   (1,841,295)      (3,509,210)     (8,575,268)     (9,505,049)
                                                       ------------- -------------   --------------  --------------  --------------
NET ASSETS ...........................................   $90,051,994   $57,950,262     $211,537,298    $605,012,674    $866,260,638
                                                       ============= =============   ==============  ==============  ==============
NET ASSETS:
   Class A ...........................................  $ 42,552,151  $ 28,142,211    $ 109,537,472   $ 232,117,293   $ 568,498,472
   Class B ...........................................  $ 10,556,590  $ 16,237,095    $  29,352,691   $ 175,436,812   $  77,135,605
   Class D ...........................................  $ 36,943,253  $ 13,570,956    $  72,647,135   $ 197,458,569   $ 220,626,561

SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A ...........................................     2,123,663     4,273,672        9,374,201      15,960,126      34,201,721
   Class B ...........................................       554,553     2,520,596        2,581,598      12,693,634       4,852,312
   Class D ...........................................     1,941,582     2,104,405        6,388,241      14,277,517      13,899,224

NET ASSET VALUE PER SHARE:
   CLASS A ...........................................        $20.04         $6.59           $11.68          $14.54          $16.62
   CLASS B ...........................................        $19.04         $6.44           $11.37          $13.82          $15.90
   CLASS D ...........................................        $19.03         $6.45           $11.37          $13.83          $15.87


--------------
* Includes affiliated issuers (issuers in which a Series' holdings representing 5% or more of the outstanding voting securities) with cost of $495,856 and $18,540,550, and value of $600,375 and $10,824,844, respectively, for the
  Emerging Markets Growth Fund and the Global Technology Fund.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999

                                                                          EMERGING         GLOBAL        GLOBAL
                                                                           MARKETS         GROWTH        SMALLER        GLOBAL
                                                         INTERNATIONAL     GROWTH       OPPORTUNITIES   COMPANIES     TECHNOLOGY
                                                             FUND            FUND           FUND          FUND           FUND
                                                        ---------------  -----------   --------------  ------------  --------------
INVESTMENT INCOME:
Dividends* ............................................  $     656,987  $     363,446  $     816,886   $  2,841,599  $    1,592,843
Interest ..............................................         73,996         36,232        276,636        275,673         627,854
                                                          ------------   ------------   ------------   ------------   -------------
Total Investment Income** .............................        730,983        399,678      1,093,522      3,117,272       2,220,697
                                                          ------------   ------------   ------------   ------------   -------------
EXPENSES:
Management fees .......................................        466,907        321,238      1,003,722      3,841,258       4,154,498
Distribution and service fees .........................        299,059        170,502        612,150      2,648,586       2,103,934
Shareholder account services ..........................        123,668        128,098        217,662      1,074,766       1,034,082
Custody and related services ..........................         57,411         45,331         71,535        267,157         204,045
Registration ..........................................         28,850         24,550         37,308         63,689          86,341
Auditing and legal fees ...............................         28,784         25,340         37,144         71,629          83,219
Shareholder reports and communications ................         25,394         44,069         59,758        225,532         221,313
Directors' fees and expenses ..........................          6,576          5,524          6,277         14,967          13,439
Miscellaneous .........................................          3,267          2,949          4,891         34,021          15,061
                                                          ------------   ------------   ------------   ------------   -------------
TOTAL EXPENSES ........................................      1,039,916        767,601      2,050,447      8,241,605       7,915,932
                                                          ------------   ------------   ------------   ------------   -------------
NET INVESTMENT LOSS ...................................       (308,933)      (367,923)      (956,925)    (5,124,333)     (5,695,235)
                                                          ------------   ------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain on investments ......................      7,485,471      2,214,946     23,550,750     26,419,889     174,440,763
Net realized loss from foreign currency
  transactions ........................................       (955,765)    (2,091,223)    (2,017,737)   (12,905,078)     (3,596,004)
Net change in unrealized appreciation/depreciation
  of investments ......................................      9,970,850     12,866,849     21,059,030     19,726,428      82,867,951
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ..........................     (4,567,874)        51,577     (3,438,033)    (6,110,798)     (6,903,286)
                                                          ------------   ------------   ------------   ------------   -------------
NET GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .......................     11,932,682     13,042,149     39,154,010     27,130,441     246,809,424
                                                          ------------   ------------   ------------   ------------   -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS .....................................    $11,623,749    $12,674,226    $38,197,085    $22,006,108    $241,114,189
                                                          ============   ============   ============   ============   =============

-----------------
  *Includes dividend income from affiliated
   issuers as follows:                                           --             --             --             --        $ 26,583
 **Net of foreign taxes withheld as follows:                $79,114        $29,788        $54,016       $364,254         194,945
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                     INTERNATIONAL           EMERGING MARKETS             GLOBAL GROWTH
                                                         FUND                   GROWTH FUND            OPPORTUNITIES FUND
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS       YEAR      SIX MONTHS       YEAR       SIX MONTHS         YEAR
                                                  ENDED         ENDED        ENDED         ENDED         ENDED           ENDED
                                                 4/30/99      10/31/98      4/30/99      10/31/98       4/30/99        10/31/98
                                              ------------  ------------ -------------  -----------  -------------     ----------
OPERATIONS:
Net investment loss ........................ $   (308,933) $   (270,130) $   (367,923) $    (463,122) $    (956,925)  $  (1,634,977)
Net realized gain (loss) on investments ....    7,485,471     2,327,950     2,214,946    (17,519,924)    23,550,750       2,512,281
Net realized loss from foreign currency
  transactions .............................     (955,765)     (700,001)   (2,091,223)    (2,152,860)    (2,017,737)     (2,270,172)
Net change in unrealized appreciation/
  depreciation of investments ..............    9,970,850     1,271,316    12,866,849     (5,035,191)    21,059,030      13,049,405
Net change in unrealized appreciation/
  depreciation on translation of assets
  and liabilities denominated in foreign
  currencies and forward currency
  contracts .... ...........................   (4,567,874)    2,794,538        51,577        370,569     (3,438,033)      3,910,046
                                             ------------  ------------  ------------  -------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ...............................   11,623,749     5,423,673    12,674,226   (24,800,528)     38,197,085      15,566,583
                                             ------------  ------------  ------------  -------------  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..................................           --    (3,073,832)           --             --             --      (4,861,075)
  Class B ..................................           --      (442,506)           --             --             --        (875,292)
  Class D ..................................           --    (2,927,252)           --             --             --      (2,900,851)
                                             ------------  ------------  ------------  -------------  -------------   -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..           --    (6,443,590)           --             --             --      (8,637,218)
                                             ------------  ------------  ------------  -------------  -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ..................................   15,166,077    20,944,419     5,590,828      9,097,908      3,232,624       7,080,116
  Class B ..................................      534,961     4,648,002       725,103      3,958,564      1,839,820       4,937,582
  Class D ..................................    1,971,506     6,404,661       636,510      3,323,782      2,071,153       6,765,527
Exchanged from associated Funds:
  Class A ..................................   51,160,856    51,542,834    44,566,645     19,937,244     42,361,528      29,284,180
  Class B ..................................      786,395     5,569,000       646,152        477,703      4,531,338       3,543,331
  Class D ..................................   15,709,554    31,181,338     2,082,515      2,593,655      6,898,214      12,674,214
Shares issued in payment of gain
  distributions:
  Class A ..................................           --     2,644,650            --             --             --       4,427,520
  Class B ..................................           --       416,868            --             --             --         752,541
  Class D ..................................           --     2,517,142            --             --             --       2,635,591
                                             ------------  ------------  ------------  -------------  -------------   -------------
Total ......................................   85,329,349   125,868,914    54,247,753     39,388,856     60,934,677      72,100,602
                                             ------------  ------------  ------------  -------------  -------------   -------------
Cost of shares repurchased:
  Class A ..................................  (23,431,443)  (24,740,448)   (6,364,744)   (12,803,905)  (12,059,399)     (26,372,863)
  Class B ..................................     (818,520)     (999,582)   (2,555,713)    (4,804,465)    (2,126,982)     (3,664,340)
  Class D ..................................   (5,370,530)   (9,945,313)   (2,833,202)    (6,863,680)    (9,129,467)    (15,267,156)
Exchanged into associated Funds:
  Class A ..................................  (50,283,165)  (52,470,373)  (46,080,407)   (25,474,706)   (42,246,577)    (30,358,305)
  Class B ..................................     (988,921)   (5,611,693)   (2,206,023)    (4,852,353)    (1,574,429)     (3,263,092)
  Class D ..................................  (17,449,857)  (33,074,289)   (2,923,893)    (9,935,797)    (4,777,982)     (8,455,082)
                                             ------------  ------------  ------------  -------------  -------------   -------------
Total ......................................  (98,342,436) (126,841,698)  (62,963,982)   (64,734,906)   (71,914,836)    (87,380,838)
                                             ------------  ------------  ------------  -------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...............  (13,013,087)     (972,784)   (8,716,229)   (25,346,050)  (10,980,159)     (15,280,236)
                                             ------------  ------------  ------------  -------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS ..........   (1,389,338)   (1,992,701)    3,957,997    (50,146,578)    27,216,926      (8,350,871)

NET ASSETS:
Beginning of period ........................   91,441,332    93,434,033    53,992,265    104,138,843    184,320,372     192,671,243
                                             ------------  ------------  ------------  -------------  -------------   -------------
END OF PERIOD .............................. $ 90,051,994  $ 91,441,332   $57,950,262   $ 53,992,265  $211,537,298     $184,320,372
                                             ============  ============  ============  =============  =============   =============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            GLOBAL SMALLER                     GLOBAL TECHNOLOGY
                                                            COMPANIES FUND                             FUND
                                                     -------------------------------    ---------------------------------
                                                      SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                         ENDED            ENDED               ENDED              ENDED
                                                        4/30/99          10/31/98            4/30/99            10/31/98
                                                     ------------       ----------         ------------        ----------
OPERATIONS:
Net investment loss ...........................   $    (5,124,333)   $    (9,051,588)   $    (5,695,235)   $   (10,680,516)
Net realized gain on investments ..............        26,419,889            142,339        174,440,763         47,415,066
Net realized loss from foreign
  currency transactions .......................       (12,905,078)       (16,429,116)        (3,596,004)          (858,280)
Net change in unrealized appreciation/
  depreciation of investments .................        19,726,428        (51,038,110)        82,867,951        (44,894,952)
Net change in unrealized appreciation/
  depreciation on translation of assets and
  liabilities denominated in foreign
  currencies and forward currency contracts ...        (6,110,798)        19,214,602         (6,903,286)         5,026,539
                                                  ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ..................................        22,006,108        (57,161,873)       241,114,189         (3,992,143)
                                                  ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A .....................................                --        (17,124,087)        (5,912,986)       (99,536,281)
  Class B .....................................                --        (10,275,288)          (770,120)        (9,666,516)
  Class D .....................................                --        (15,357,547)        (2,408,600)       (41,021,514)
                                                  ---------------    ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....                --        (42,756,922)        (9,091,706)      (150,224,311)
                                                  ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A .....................................        34,700,600        152,853,507         23,628,475         56,563,795
  Class B .....................................         5,573,753         43,401,281          4,148,030         15,204,426
  Class D .....................................         6,865,978         39,263,963          3,771,632         15,269,385
Exchanged from associated Funds:
  Class A .....................................       119,184,788        230,629,818        220,711,606        198,014,893
  Class B .....................................         1,621,653          5,918,063          3,913,469          4,387,134
  Class D .....................................         3,406,178         42,068,010         44,109,915        121,982,389
Shares issued in payment of gain distributions:
  Class A .....................................              --           15,984,486          5,536,720         93,006,394
  Class B .....................................              --            9,575,151            713,799          8,897,918
  Class D .....................................              --           14,283,328          2,265,491         38,405,363
                                                  ---------------    ---------------    ---------------    ---------------
Total .........................................       171,352,950        553,977,607        308,799,137        551,731,697
                                                  ---------------    ---------------    ---------------    ---------------
Cost of shares repurchased:
  Class A .....................................      (164,631,365)       (175,015,238)      (79,884,859)      (137,745,943)
  Class B .....................................       (32,661,234)       (29,719,894)        (6,045,576)        (6,421,499)
  Class D .....................................       (68,272,595)       (89,449,184)       (29,510,654)       (47,125,132)
Exchanged into associated Funds:
  Class A .....................................      (142,448,334)      (247,200,113)      (231,699,644)      (216,262,283)
  Class B .....................................       (27,000,836)       (26,278,385)        (3,236,009)        (5,472,802)
  Class D .....................................       (23,709,874)       (68,639,834)       (42,742,706)      (135,114,189)
                                                  ---------------    ---------------    ---------------    ---------------
Total .........................................      (458,724,238)      (636,302,648)      (393,119,448)      (548,141,848)
                                                  ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..................      (287,371,288)       (82,325,041)       (84,320,311)         3,589,849
                                                  ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............      (265,365,180)      (182,243,836)       147,702,172       (150,626,605)
NET ASSETS:
Beginning of period ...........................       870,377,854      1,052,621,694        718,558,466        869,185,071
                                                  ---------------    ---------------    ---------------    ---------------
END OF PERIOD .................................   $   605,012,674    $   870,377,858    $   866,260,638    $   718,558,466
                                                  ===============    ===============    ===============    ===============


----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). Each Series of the Fund offers three classes of shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

NOTES TO FINANCIAL STATEMENTS

C. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

D. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

F. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

G. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999, were as follows:

      SERIES                    PURCHASES          SALES

------------------            -------------    -------------
International Fund             $ 37,203,926    $ 40,970,685
Emerging Markets
   Growth Fund                   29,436,468      39,588,246
Global Growth
   Opportunities Fund            65,768,487      74,304,475
Global Smaller
   Companies Fund               238,154,478     502,341,879
Global Technology Fund          403,294,710     482,600,303

   At April 30, 1999, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                  TOTAL            TOTAL
                               UNREALIZED       UNREALIZED
   SERIES                     APPRECIATION     DEPRECIATION
------------------           --------------    -------------
International Fund             $ 19,758,001     $   811,233
Emerging Markets
   Growth Fund                   10,475,771       2,409,610
Global Growth
   Opportunities Fund            66,587,630       2,291,386
Global Smaller
   Companies Fund               108,165,485      67,249,247
Global Technology Fund          192,630,595      57,047,890

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and

NOTES TO FINANCIAL STATEMENTS

payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the other Series' average daily net assets.

   Effective July 1, 1998, Henderson Investment Management Limited (the "Subadviser"), became subadviser to theFund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund's international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Series at a rate equal to a percentage of the average monthly assets under the Subadviser's supervision. The subadvisory fee rate percentage is 0.90% per annum through June 30, 1999; 0.70% per annum from July 1, 1999, through June 30, 2000; and 0.50% per annum thereafter. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

   Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares, and an affiliate of the Manager, received concessions after commissions were paid to dealers for sales of Class A shares as follows:

                               DISTRIBUTOR        DEALER
      SERIES                   CONCESSIONS      COMMISSIONS
--------------------------   ---------------  ---------------

International Fund             $   3,678        $  28,893
Emerging Markets
   Growth Fund                     2,239           16,523
Global Growth
   Opportunities Fund              7,840           60,874
Global Smaller
   Companies Fund                 18,971          146,196
Global Technology Fund            30,722          250,996

   Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 1999, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $54,734, $30,139, $134,746, $397,446, and $689,091, respectively, or 0.25% per annum of the average daily net assets of each Series' Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

      SERIES                      CLASS B          CLASS D
-----------------------        ------------     ------------
International Fund                 $ 51,643       $ 192,682
Emerging Markets
   Growth Fund                       76,438          63,925
Global Growth
   Opportunities Fund               129,028         348,376
Global Smaller
   Companies Fund                 1,028,246       1,222,894
Global Technology Fund              350,283       1,064,560

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class Ashares occurring within 18 months of purchase. For the six months ended April 30, 1999, such charges were as follows:

      SERIES                             AMOUNT
-----------------------               -------------
International Fund                        $ 4,863
Emerging Markets Growth Fund                2,064
Global Growth Opportunities Fund            7,392
Global Smaller Companies Fund              43,054
Global Technology Fund                     11,754

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments

NOTES TO FINANCIAL STATEMENTS

from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments retained by the Distributor for the six months ended April 30, 1999, were as follows:

      SERIES                             AMOUNT
---------------------------           -------------
International Fund                        $  763
Emerging Markets Growth Fund               1,003
Global Growth Opportunities Fund           2,498
Global Smaller Companies Fund              7,941
Global Technology Fund                     6,202

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:

                                                 DISTRIBUTION
      SERIES                      COMMISSIONS  AND SERVICE FEES
---------------------------    --------------  -----------------
International Fund                   $   --        $  9,803
Emerging Markets
   Growth Fund                          255           2,081
Global Growth
   Opportunities Fund                   375           5,141
Global Smaller
   Companies Fund                     2,269          18,606
Global Technology Fund                7,071          45,280

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

      SERIES                             AMOUNT
---------------------------           -------------
International Fund                      $ 123,668
Emerging Markets Growth Fund              128,098
Global Growth Opportunities Fund          217,662
Global Smaller Companies Fund           1,074,766
Global Technology Fund                  1,034,082

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at April 30, 1999, are included in other liabilities, as follows:

      SERIES                             AMOUNT
-----------------------                -----------
International Fund                        $14,561
Emerging Markets GrowthFund                 2,434
Global Growth Opportunities Fund            4,287
Global Smaller Companies Fund              14,402
Global Technology Fund                     10,445

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.80% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks.

   During the six-month period ended April 30, 1999, the Global Smaller Companies Fund periodically borrowed from the credit facility. The average outstanding daily balance of the bank loans (based on the number of days the loans were outstanding) was $11,145,000, with a weighted interest rate of 5.24%. The maximum borrowing outstanding during the period was $17,400,000.

6. CAPITAL LOSS CARRYFORWARD -- At October 31, 1998, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Smaller Companies Fund had net capital loss carryforwards for federal income tax purposes of $23,269,538, $1,139,976, and $22,271,988, respectively, which are available for offsets against future taxable net capital gains, expiring in various amounts through 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders of the above Series until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Series' holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended April 30, 1999, is as follows:

                                                GROSS          GROSS SALES
                                BEGINNING     PURCHASES            AND          ENDING       REALIZED     DIVIDEND     ENDING
AFFILIATE                        SHARES     ANDADDITIONS       REDUCTIONS       SHARES      GAIN (LOSS)    INCOME       VALUE
-----------                   -----------------------------  --------------    ---------   ------------  ----------   --------

EMERGING MARKETS
  GROWTH FUND
Haci Omer Sabanci Holding             --      21,900,000              --      21,900,000           --          --   $   600,375
                                                                                                                    ===========
GLOBAL TECHNOLOGY FUND
Ilion Group                    1,616,914              --              --       1,616,914           --     $26,583   $ 2,626,406
Tecnomatix Technologies          500,000          50,000              --         550,000           --          --     8,198,438
                                                                                             --------   ---------   -----------
                                                                                                   --     $26,583   $10,824,844
                                                                                             ========   =========   ===========


8. CAPITAL STOCK SHARE TRANSACTIONS -- The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. At April 30, 1999, 400,000,000 shares were authorized for each Series of the Fund, all at a par value of $.001 per share.

                                                   INTERNATIONAL                EMERGING MARKETS              GLOBAL GROWTH
                                                       FUND                        GROWTH FUND             OPPORTUNITIES FUND
                                             -------------------------     --------------------------  --------------------------
                                             SIX MONTHS        YEAR         SIX MONTHS        YEAR       SIX MONTHS      YEAR
                                                ENDED          ENDED           ENDED          ENDED         ENDED        ENDED
                                               4/30/99       10/31/98         4/30/99       10/31/98       4/30/99     10/31/98
                                             ----------     ----------      ----------     ----------    ----------   ----------
Sale of shares:
   Class A ................................    788,540       1,132,123        970,342      1,325,518        295,407      701,595
   Class B ................................     29,264         250,816        132,979        570,569        175,118      498,253
   Class D ................................    109,113         355,632        116,767        486,492        193,959      682,270
Exchanged from associated Funds:
   Class A ................................  2,689,181       2,810,206      7,923,495      3,141,179      3,831,825    2,882,396
   Class B ................................     43,092         297,215        116,867         72,054        420,132      358,767
   Class D ................................    863,886       1,774,064        374,039        406,998        636,112    1,270,285
Shares issued in payment of gain
  distributions:
   Class A ................................         --         162,848             --             --             --      500,843
   Class B ................................         --          26,671             --             --             --       86,294
   Class D ................................         --         161,046             --             --             --      302,772
                                            ----------      ----------     ----------     ----------     ----------   ----------
Total .....................................  4,523,076       6,970,621      9,634,489      6,002,810      5,552,553    7,283,475
                                            ----------      ----------     ----------     ----------     ----------   ----------
Shares repurchased:
   Class A ................................ (1,210,608)     (1,349,489)    (1,115,609)    (1,916,244)    (1,098,064)  (2,727,222)
   Class B ................................    (44,812)        (58,028)      (469,243)      (720,647)      (198,834)    (387,874)
   Class D ................................   (293,618)       (568,487)      (524,122)    (1,033,695)      (852,306)  (1,596,162)
Exchanged into associated Funds:
   Class A ................................ (2,628,610)     (2,842,925)    (8,193,282)    (3,863,525)    (3,832,427)  (3,027,589)
   Class B ................................    (53,872)       (302,774)      (410,759)      (737,349)      (148,452)    (352,291)
   Class D ................................   (952,566)     (1,875,479)      (545,841)    (1,478,158)      (446,194)    (895,935)
                                            ----------      ----------     ----------     ----------     ----------   ----------
Total ..................................... (5,184,086)     (6,997,182)   (11,258,856)    (9,749,618)    (6,576,277)  (8,987,073)
                                            ----------      ----------     ----------     ----------     ----------   ----------
Decrease in shares ........................   (661,010)        (26,561)    (1,624,367)    (3,746,808)    (1,023,724)  (1,703,598)
                                            ==========      ==========     ==========     ==========     ==========   ==========

NOTES TO FINANCIAL STATEMENTS

                                                  GLOBAL SMALLER                GLOBAL TECHNOLOGY
                                                  COMPANIES FUND                      FUND
                                            --------------------------    ---------------------------
                                             SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                                ENDED         ENDED           ENDED          ENDED
                                               4/30/99      10/31/98         4/30/99       10/31/98
                                             ----------    ----------      ----------     ----------
Sale of shares:
   Class A ..............................    2,412,639      10,022,623      1,506,857      4,176,254
   Class B ..............................      402,790       2,848,299        279,556      1,176,951
   Class D ..............................      496,434       2,596,605        257,510      1,189,506
Exchanged from associated Funds:
   Class A ..............................    8,335,656      14,424,445     14,343,618     15,149,055
   Class B ..............................      116,602         401,071        259,999        357,448
   Class D ..............................      245,915       2,673,250      3,015,870      9,576,218
Shares issued in payment of gain
  distributions:
   Class A ..............................           --       1,085,903        415,356      7,189,429
   Class B ..............................           --         677,168         55,809        710,545
   Class D ..............................           --       1,009,423        177,407      3,070,660
                                           -----------     -----------    -----------    -----------
Total ...................................   12,010,036      35,738,787     20,311,982     42,596,066
                                           -----------     -----------    -----------    -----------
Shares repurchased:
   Class A ..............................  (11,443,807)    (11,356,046)    (5,220,922)   (10,448,450)
   Class B ..............................   (2,381,186)     (2,026,859)      (414,069)      (513,317)
   Class D ..............................   (4,995,592)     (6,095,959)    (2,019,879)    (3,753,667)
Exchanged into associated Funds:
   Class A ..............................   (9,916,778)    (15,405,894)   (14,990,359)   (16,445,590)
   Class B ..............................   (1,975,546)     (1,836,699)      (218,194)      (442,471)
   Class D ..............................   (1,742,219)     (4,534,421)    (2,914,309)   (10,505,019)
                                           -----------     -----------    -----------    -----------
Total ...................................  (32,455,128)    (41,255,878)   (25,777,732)   (42,108,514)
                                           -----------     -----------    -----------    -----------
Increase (decrease) in shares ...........  (20,445,092)     (5,517,091)    (5,465,750)       487,552
                                           ===========     ===========    ===========    ===========

NOTES TO FINANCIAL STATEMENTS

9. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At April 30, 1999, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                            UNREALIZED
                                               FOREIGN      IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                                      CURRENCY       FOR US $          DATE        VALUE US $     (DEPRECIATION)
------------                                ------------  ---------------  -------------  ------------   -----------------
INTERNATIONAL FUND
Purchases:
British pounds                                  476,680        768,170         5/4/99         766,521       $    (1,549)
Japanese yen                                  6,289,622         52,965         5/6/99          52,710              (255)
                                                                                                            -----------
                                                                                                            $    (1,804)
                                                                                                            ===========
Sales:
Japanese yen                                280,000,000      2,477,613        5/12/99       2,345,452       $   132,161
                                                                                                            ===========
EMERGING MARKETS GROWTH FUND
Sales:
Greek drachma                                13,259,655         42,981         5/4/99          43,070       $       (89)
SouthAfrican rand                             1,085,773        178,979         5/4/99         178,728               251
                                                                                                            -----------
                                                                                                            $       162
                                                                                                            ===========

GLOBAL GROWTH OPPORTUNITIES FUND
Sales:
Swedish kronor                                  246,140         29,443         5/3/99          29,192       $       251
Japanese yen                                430,000,000      3,804,906        5/12/99       3,601,944           202,962
                                                                                                            -----------
                                                                                                            $   203,213
                                                                                                            ===========

GLOBAL SMALLER COMPANIES FUND
Sales:
Japanese yen                              2,150,000,000     19,024,528        5/12/99      18,009,716        $1,014,812
                                                                                                             ==========
GLOBAL TECHNOLOGY FUND
Sales:
Japanese yen                              2,380,000,000     20,000,000        6/30/99      20,069,146        $  (69,146)
                                                                                                             ==========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

INTERNATIONAL FUND

                                                                                           CLASS A
                                                         ------------------------------------------------------------------
                                                           SIX
                                                          MONTHS                    YEAR ENDED OCTOBER 31,
                                                           ENDED        ---------------------------------------------------
                                                          4/30/99       1998       1997        1996        1995       1994
                                                         ---------      -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $17.75      $17.92     $17.17      $16.71      $17.67     $15.98
                                                          -------     -------    -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........................     (0.03)       0.03      (0.04)       0.05        0.06       0.04
Net realized and unrealized gain (loss)
on investments ........................................      3.42        0.62       2.47        1.77       (0.42)      0.91
Net realized and unrealized gain (loss)
from foreign currency transactions ....................     (1.10)       0.40      (0.79)      (0.44)       0.09       1.08
                                                          -------     -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ......................      2.29        1.05       1.64        1.38       (0.27)      2.03
                                                          -------     -------    -------     -------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income ..................        --          --         --          --          --      (0.01)
Distributions from net realized capital gain ..........        --       (1.22)     (0.89)      (0.92)      (0.69)     (0.33)
                                                          -------     -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS ...................................        --       (1.22)     (0.89)      (0.92)      (0.69)     (0.34)
                                                          -------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ........................    $20.04      $17.75     $17.92      $17.17      $16.71     $17.67
                                                          =======     =======    =======     =======     =======     =======

TOTAL RETURN:                                               12.90%       6.51%      9.83%       8.43%      (1.24)%    12.85%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............    $42,552     $44,122    $46,107     $50,998     $48,763    $62,922
Ratio of expenses to average net assets ...............      1.84%+      1.69%      1.78%       1.81%       1.69%      1.63%
Ratio of net income (loss) to average net assets ......     (0.27)%+     0.16%     (0.23)%      0.28%       0.35%      0.27%
Portfolio turnover rate ...............................     40.87%      81.37%     83.11%      55.71%      60.70%     39.59%



------------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                                 ---------------------------------------------
                                                    SIX
                                                   MONTHS          YEAR ENDED        4/22/96*
                                                    ENDED          OCTOBER 31,          TO
                                                   4/30/99       1998       1997      10/31/96
                                                 ---------      -----      -----    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $16.93       17.30     $16.74      $17.38
                                                  -------     -------    -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................     (0.09)      (0.12)     (0.18)      (0.03)
Net realized and unrealized gain (loss)
on investments ................................      3.30        0.57       2.42       (0.54)
Net realized and unrealized gain (loss)
from foreign currency transactions ............     (1.10)       0.40      (0.79)      (0.07)
                                                  -------     -------    -------     -------
TOTAL FROM INVESTMENT OPERATIONS ..............      2.11        0.85       1.45       (0.64)
                                                  -------     -------    -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income ..........        --          --         --          --
Distributions from net realized capital gain ..        --       (1.22)     (0.89)         --
                                                  -------     -------    -------     -------
TOTAL DISTRIBUTIONS ...........................        --       (1.22)     (0.89)         --
                                                  -------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD ................    $19.04      $16.93     $17.30      $16.74
                                                  =======     =======    =======     =======

TOTAL RETURN: .................................     12.46%       5.51%      8.90%      (3.68)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......     $10,557     $9,835      $6,350      $2,843
Ratio of expenses to average net assets .......      2.59%+      2.55%      2.58%       2.66%+
Ratio of net loss to average net assets .......     (1.02)%+    (0.70)%    (1.03)%     (0.35)%+
Portfolio turnover rate .......................     40.87%      81.37%     83.11%      55.71%++

                                                                                           CLASS D
                                                          -----------------------------------------------------------------------
                                                               SIX
                                                              MONTHS                    YEAR ENDED OCTOBER 31,
                                                               ENDED       -------------------------------------------------------
                                                              4/30/99       1998       1997        1996        1995       1994
                                                            ---------      -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................      $16.93      $17.30     $16.74      $16.43      $17.53     $15.96
                                                             -------     -------    -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................       (0.09)      (0.12)     (0.18)      (0.08)      (0.07)     (0.09)
Net realized and unrealized gain (loss)
on investments .........................................        3.29        0.57       2.42        1.75       (0.43)      0.91
Net realized and unrealized gain (loss)
from foreign currency transactions .....................       (1.10)       0.40      (0.79)      (0.44)       0.09       1.08
                                                             -------     -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS .......................        2.10        0.85       1.45        1.23       (0.41)      1.90
                                                             -------     -------    -------     -------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income ...................          --          --         --          --          --         --
Distributions from net realized capital gain ...........          --       (1.22)     (0.89)      (0.92)      (0.69)     (0.33)
                                                             -------     -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS ....................................          --       (1.22)     (0.89)      (0.92)      (0.69)     (0.33)
                                                             -------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .........................      $19.03      $16.93     $17.30      $16.74      $16.43     $17.53
                                                             =======     =======    =======     =======     =======     =======

TOTAL RETURN: ..........................................       12.41%       5.51%      8.90%       7.62%      (2.08)%    12.03%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...............      $36,943     $37,485    $40,977     $47,917    $31,273     $19,903
Ratio of expenses to average net assets ................        2.59%+      2.55%      2.58%       2.64%       2.50%      2.50%
Ratio of net loss to average net assets ................       (1.02)%+    (0.70)%    (1.03)%     (0.47)%     (0.44)%    (0.53)%
Portfolio turnover rate ................................       40.87%      81.37%     83.11%      55.71%      60.70%     39.59%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ..............                                                       2.62%      2.67%
  Ratio of net loss to average net assets ..............                                                      (0.56)%    (0.70)%



-----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS GROWTH FUND

                                                                               CLASS A
                                                            ---------------------------------------------
                                                               SIX
                                                              MONTHS         YEAR ENDED          5/28/96*
                                                               ENDED         OCTOBER 31,           TO
                                                                             -----------
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................      $5.18       $7.34      $6.78       $7.14
                                                              ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.03)      (0.01)     (0.05)      (0.02)
Net realized and unrealized gain (loss)
on investments ..........................................       1.66       (2.00)      1.05       (0.25)
Net realized and unrealized loss
from foreign currency transactions ......................      (0.22)      (0.15)     (0.44)      (0.09)
                                                              ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ........................       1.41       (2.16)      0.56       (0.36)
                                                              ------      ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................         --          --         --          --
Distributions from net realized capital gain ............         --          --         --          --
                                                              ------      ------     ------      ------
TOTAL DISTRIBUTIONS .....................................         --          --         --          --
                                                              ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ..........................      $6.59       $5.18      $7.34       $6.78
                                                              ======      ======     ======      ======

TOTAL RETURN: ...........................................      27.22%     (29.43)%     8.26%      (5.04)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................     $28,142     $24,294     $44,061     $19,864
Ratio of expenses to average net assets .................       2.58%+      2.22%      2.27%       2.22%+
Ratio of net loss to average net assets .................      (1.02)%+    (0.12)%    (0.56)%     (0.69)%+
Portfolio turnover rate .................................      58.79%      94.09%     84.09%      12.24%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ...............                                          3.02%+
  Ratio of net loss to average net assets ...............                                         (1.49)%+

                                                                               CLASS B
                                                            ---------------------------------------------
                                                                SIX
                                                              MONTHS         YEAR ENDED          5/28/96*
                                                               ENDED         OCTOBER 31,           TO
                                                                             -----------
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................      $5.09       $7.27      $6.76       $7.14
                                                              ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.05)      (0.06)     (0.11)      (0.04)
Net realized and unrealized gain (loss)
on investments ..........................................       1.62       (1.97)      1.06       (0.25)
Net realized and unrealized loss
from foreign currency transactions ......................      (0.22)      (0.15)     (0.44)      (0.09)
                                                              ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ........................       1.35       (2.18)      0.51       (0.38)
                                                              ------      ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................         --          --         --          --
Distributions from net realized capital gain ............         --          --         --          --
                                                              ------      ------     ------      ------
TOTAL DISTRIBUTIONS .....................................         --          --         --          --
                                                              ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ..........................      $6.44       $5.09      $7.27       $6.76
                                                              ======      ======     ======      ======

TOTAL RETURN: ...........................................      26.52%     (29.99)%     7.54%      (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................      $16,237    $16,031    $28,819     $10,541
Ratio of expenses to average net assets .................       3.33%+      2.99%      3.04%       3.00%+
Ratio of net loss to average net assets .................      (1.77)%+    (0.89)%    (1.33)%     (1.47)%+
Portfolio turnover rate .................................      58.79%      94.09%     84.09%      12.24%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ...............                                          3.80%+
  Ratio of net loss to average net assets ...............                                         (2.27)%+




-----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                               CLASS D
                                                            ---------------------------------------------
                                                               SIX
                                                              MONTHS          YEAR ENDED        5/28/96*
                                                               ENDED          OCTOBER 31,           TO
                                                                           ----------------
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....................     $5.09       $7.27      $6.76       $7.14
                                                              ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................     (0.05)      (0.06)     (0.11)      (0.04)
Net realized and unrealized gain (loss)
on investments ...........................................      1.63       (1.97)      1.06       (0.25)
Net realized and unrealized loss
from foreign currency transactions .......................     (0.22)      (0.15)     (0.44)      (0.09)
                                                              ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS .........................      1.36       (2.18)      0.51       (0.38)
                                                              ------      ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income .....................        --          --         --          --
Distributions from net realized capital gain .............        --          --         --          --
                                                              ------      ------     ------      ------
TOTAL DISTRIBUTIONS ......................................        --          --         --          --
                                                              ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ...........................     $6.45       $5.09      $7.27       $6.76
                                                              ======      ======     ======      ======

TOTAL RETURN: ............................................     26.72%     (29.99)%     7.54%      (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .................    $13,571    $13,667     $31,259     $13,664
Ratio of expenses to average net assets ..................      3.33%+      2.99%      3.04%       3.00%+
Ratio of net loss to average net assets ..................     (1.77)%+    (0.89)%    (1.33)%     (1.47)%+
Portfolio turnover rate ..................................     58.79%      94.09%     84.09%      12.24%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ................                                         3.80%+
  Ratio of net loss to average net assets ................                                        (2.27)%+


GLOBAL GROWTH OPPORTUNITIES FUND

                                                                               CLASS A
                                                            ----------------------------------------------
                                                               SIX
                                                              MONTHS          YEAR ENDED       11/1/95*
                                                               ENDED          OCTOBER 31,         TO
                                                                           ---------------
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................     $ 9.62       $9.20      $8.08       $7.14
                                                             ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................    (0.03)      (0.05)     (0.05)      (0.03)
Net realized and unrealized gain
on investments ...........................................     2.38        0.81       1.47        1.12
Net realized and unrealized gain (loss)
from foreign currency transactions .......................    (0.29)       0.08      (0.30)      (0.15)
                                                             ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS .........................     2.06        0.84       1.12        0.94
                                                             ------      ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income .....................       --          --         --          --
Distributions from net realized capital gain .............       --       (0.42)        --          --
                                                             ------      ------     ------      ------
TOTAL DISTRIBUTIONS ......................................       --       (0.42)        --          --
                                                             ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ...........................   $11.68       $9.62      $9.20       $8.08
                                                             ======      ======     ======      ======

TOTAL RETURN: ............................................    21.41%       9.52%     13.86%      13.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .................   $109,537    $97,947   $109,060    $107,509
Ratio of expenses to average net assets ..................     1.69%+      1.68%      1.69%       1.91%
Ratio of net loss to average net assets ..................    (0.59)%+    (0.48)%    (0.59)%     (0.53)%
Portfolio turnover rate ..................................    34.87%      45.43%     79.32%      31.44%



----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                               CLASS B
                                                            ---------------------------------------------
                                                               SIX
                                                              MONTHS          YEAR ENDED        4/22/96*
                                                               ENDED          OCTOBER 31,          TO
                                                                           ----------------
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................     $ 9.40        $9.06      $8.02       $8.04
                                                             ------       ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................      (0.07)       (0.12)     (0.12)      (0.04)
Net realized and unrealized gain
on investments .........................................       2.33         0.80       1.46        0.06
Net realized and unrealized gain (loss)
from foreign currency transactions .....................      (0.29)        0.08      (0.30)      (0.04)
                                                             ------       ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS .......................       1.97         0.76       1.04       (0.02)
                                                             ------       ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income ...................         --           --         --          --
Distributions from net realized capital gain ...........         --        (0.42)        --          --
                                                             ------       ------     ------      ------
TOTAL DISTRIBUTIONS ....................................         --        (0.42)        --          --
                                                             ------       ------     ------      ------
NET ASSET VALUE, END OF PERIOD .........................     $11.37        $9.40      $9.06       $8.02
                                                             ======       ======     ======      ======
                                                              20.96%        8.76%     12.97%      (0.25)%
TOTAL RETURN
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...............      $29,353     $21,930     $19,311      $9,257
Ratio of expenses to average net assets ................       2.44%+       2.44%      2.45%       2.53%+
Ratio of net loss to average net assets ................      (1.34)%+     (1.24)%    (1.35)%     (1.13)%+
Portfolio turnover rate ................................      34.87%       45.43%     79.32%      31.44%++

                                                                               CLASS D
                                                            --------------------------------------------
                                                               SIX
                                                              MONTHS         YEAR ENDED          11/1/95*
                                                                            -----------
                                                               ENDED         OCTOBER 31,           TO
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $ 9.40        $9.06      $8.02       $7.14
                                                             ------       ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................     (0.07)       (0.12)     (0.12)      (0.09)
Net realized and unrealized gain (loss)
on investments ..........................................      2.33         0.80       1.46        1.12
Net realized and unrealized gain
from foreign currency transactions ......................     (0.29)        0.08      (0.30)      (0.15)
                                                             ------       ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ........................      1.97         0.76       1.04        0.88
                                                             ------       ------     ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................        --           --         --          --
Distributions from net realized capital gain ............        --        (0.42)        --          --
                                                             ------       ------     ------      ------
TOTAL DISTRIBUTIONS .....................................        --        (0.42)        --          --
                                                             ------       ------     ------      ------
NET ASSET VALUE, END OF PERIOD ..........................    $11.37        $9.40      $9.06       $8.02
                                                             ======       ======     ======      ======

TOTAL RETURN: ...........................................     20.96%        8.76%     12.97%      12.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................    $72,647     $64,443     $64,300     $53,540
Ratio of expenses to average net assets .................      2.44%+       2.44%      2.45%       2.67%
Ratio of net loss to average net assets .................     (1.34)%+     (1.24)%    (1.35)%     (1.25)%
Portfolio turnover rate .................................     34.87%       45.43%     79.32%      31.44%



--------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

GLOBAL SMALLER COMPANIES FUND

                                                                                           CLASS A
                                                            ------------------------------------------------------------------
                                                               SIX
                                                              MONTHS
                                                               ENDED                     YEAR ENDED OCTOBER 31,
                                                                           ---------------------------------------------------
                                                             4/30/99       1998       1997        1996        1995       1994
                                                            ---------      -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................     $14.11      $15.62     $15.14      $13.90      $11.93      $9.98
                                                              ------     -------    -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............................      (0.06)      (0.07)        --          --       (0.02)     (0.08)
Net realized and unrealized gain (loss)
on investments ..........................................       0.84       (0.85)      1.61        2.38        2.24       1.57
Net realized and unrealized gain (loss)
from foreign currency transactions ......................      (0.35)       0.04      (0.40)      (0.18)       0.08       0.52
                                                              ------     -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ........................       0.43       (0.88)      1.21        2.20        2.30       2.01
                                                              ------     -------    -------     -------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................         --          --         --          --          --         --
Distributions from net realized capital gain ............         --       (0.63)     (0.73)      (0.96)      (0.33)     (0.06)
                                                              ------     -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS .....................................         --       (0.63)     (0.73)      (0.96)      (0.33)     (0.06)
                                                              ------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ..........................     $14.54      $14.11     $15.62      $15.14      $13.90     $11.93
                                                              ======     =======    =======     =======     =======     =======

TOTAL RETURN: ...........................................       3.05%      (5.82)%     8.28%      16.95%      20.10%     20.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................     $232,117  $374,890    $434,397    $350,359   $102,479     $46,269
Ratio of expenses to average net assets .................       1.71%+      1.65%      1.67%       1.75%       1.83%      1.92%
Ratio of net income (loss) to average net assets ........      (0.89)%+    (0.45)%     0.02%       0.01%      (0.20)%    (0.77)%
Portfolio turnover rate .................................      31.92%      50.81%     57.24%      45.38%      63.05%     62.47%

                                                                               CLASS B
                                                            ---------------------------------------------
                                                               SIX
                                                              MONTHS         YEAR ENDED          4/22/96*
                                                                            -------------
                                                               ENDED         OCTOBER 31,           TO
                                                             4/30/99       1998       1997      10/31/96
                                                            ---------      -----      -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................     $13.46      $15.04     $14.72      $14.44
                                                             -------     -------    -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.11)      (0.18)     (0.11)      (0.06)
Net realized and unrealized gain (loss)
on investments ..........................................       0.82       (0.81)      1.56        0.33
Net realized and unrealized gain (loss)
from foreign currency transactions ......................      (0.35)       0.04      (0.40)       0.01
                                                             -------     -------    -------     -------
TOTAL FROM INVESTMENT OPERATIONS ........................       0.36       (0.95)      1.05        0.28
                                                             -------     -------    -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................         --          --         --          --
Distributions from net realized capital gain ............         --       (0.63)     (0.73)         --
                                                             -------     -------    -------     -------
TOTAL DISTRIBUTIONS .....................................        --        (0.63)     (0.73)         --
                                                             -------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD ..........................     $13.82      $13.46     $15.04      $14.72
                                                             =======     =======    =======     =======

TOTAL RETURN: ...........................................       2.67%      (6.54)%     7.39%       1.94%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................     $175,437   $222,496    $247,600    $103,968
Ratio of expenses to average net assets .................       2.46%+      2.41%      2.43%       2.54%+
Ratio of net loss to average net assets .................      (1.64)%+    (1.21)%    (0.74)%     (0.80)%+
Portfolio turnover rate .................................      31.92%      50.81%     57.24%      45.38%++



-----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS


                                                                                          CLASS D
                                                            ---------------------------------------------------------------
                                                               SIX
                                                              MONTHS
                                                               ENDED                     YEAR ENDED OCTOBER 31,
                                                                           --------------------------------------------------
                                                             4/30/99       1998       1997        1996        1995       1994
                                                            ---------      -----      -----       -----       -----      -----

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....................    $13.47      $15.05     $14.72      $13.63      $11.80      $9.94
                                                             -------     -------    -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................     (0.11)      (0.18)     (0.11)      (0.11)      (0.12)     (0.16)
Net realized and unrealized gain (loss)
on investments ...........................................      0.82       (0.81)      1.57        2.34        2.20       1.57
Net realized and unrealized gain (loss)
from foreign currency transactions .......................     (0.35)       0.04      (0.40)      (0.18)       0.08       0.51
                                                             -------     -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS .........................      0.36       (0.95)      1.06        2.05        2.16       1.92
                                                             -------     -------    -------     -------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income .....................        --          --         --          --          --         --
Distributions from net realized capital gain .............        --       (0.63)     (0.73)      (0.96)      (0.33)     (0.06)
                                                             -------     -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS ......................................        --       (0.63)     (0.73)      (0.96)      (0.33)     (0.06)
                                                             -------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ...........................    $13.83      $13.47     $15.05      $14.72      $13.63     $11.80
                                                             =======     =======    =======     =======     =======     =======

TOTAL RETURN: ............................................      2.67%      (6.53)%     7.47%      16.14%      19.11%     19.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .................    $197,459   $272,992    $370,625    $285,477    $85,548     $38,317
Ratio of expenses to average net assets ..................      2.46%+      2.41%      2.43%       2.51%       2.61%      2.70%
Ratio of net loss to average net assets ..................     (1.64)%+    (1.21)%    (0.74)%     (0.75)%     (0.97)%    (1.53)%
Portfolio turnover rate ..................................     31.92%      50.81%     57.24%      45.38%      63.05%     62.47%


GLOBAL TECHNOLOGY FUND


                                                                                           CLASS A
                                                              ----------------------------------------------------------------
                                                               SIX
                                                              MONTHS                                                  5/23/94*
                                                              ENDED                YEAR ENDED OCTOBER 31,                 TO
                                                                           ----------------------------------------
                                                             4/30/99       1998       1997        1996        1995     10/31/94
                                                            ---------      -----      -----       -----       -----   ----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....................    $12.48      $15.14     $11.31      $13.05       $8.37      $7.14
                                                             -------     -------    -------     -------     -------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................     (0.09)      (0.14)     (0.16)      (0.08)      (0.10)     (0.01)
Net realized and unrealized gain (loss)
on investments ...........................................      4.58        0.01       4.06       (0.92)       4.90       1.08
Net realized and unrealized gain (loss)
from foreign currency transactions .......................     (0.19)       0.06      (0.07)       0.05       (0.05)      0.16
                                                             -------     -------    -------     -------     -------      ------
TOTAL FROM INVESTMENT OPERATIONS .........................      4.30       (0.07)      3.83       (0.95)       4.75       1.23
                                                             -------     -------    -------     -------     -------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income .....................        --          --         --       (0.02)         --         --
Distributions from net realized capital gain .............     (0.16)      (2.59)        --       (0.77)      (0.07)        --
                                                             -------     -------    -------     -------     -------      ------
TOTAL DISTRIBUTIONS ......................................     (0.16)      (2.59)        --       (0.79)      (0.07)        --
                                                             -------     -------    -------     -------     -------      ------
NET ASSET VALUE, END OF PERIOD ...........................    $16.62      $12.48     $15.14      $11.31      $13.05      $8.37
                                                             =======     =======    =======     =======     =======      ======

TOTAL RETURN: ............................................     34.75%      (0.79)%    33.86%      (7.33)%     57.31%     17.23%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .................    $568,498   $475,951    $583,257    $499,858   $447,732     $50,719
Ratio of expenses to average net assets ..................      1.65%+      1.67%      1.67%       1.75%       1.91%      2.00%+
Ratio of net loss to average net assets ..................     (1.11)%+    (1.04)%    (1.10)%     (0.74)%     (0.89)%    (0.45)%+
Portfolio turnover rate ..................................     49.96%      87.55%     94.06%      73.00%      87.42%     29.20%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ................                                                                2.18%+
  Ratio of net loss to average net assets ................                                                               (0.63)%+



-----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                                CLASS B
                                                            ---------------------------------------------
                                                               SIX
                                                              MONTHS        YEAR ENDED      4/22/96*
                                                               ENDED        OCTOBER 31,       TO
                                                                         ---------------
                                                             4/30/99     1998      1997    10/31/96
                                                            ---------    -----    -----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $11.98     $14.73    $11.09     $11.47
                                                             ------     ------    ------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................     (0.13)     (0.23)    (0.26)     (0.08)
Net realized and unrealized gain (loss)
on investments ..........................................      4.40       0.01      3.97      (0.39)
Net realized and unrealized gain (loss)
from foreign currency transactions ......................     (0.19)      0.06     (0.07)      0.09
                                                             ------     ------    ------     ------
TOTAL FROM INVESTMENT OPERATIONS ........................      4.08      (0.16)     3.64      (0.38)
                                                             ------     ------    ------     ------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................        --         --        --         --
Distributions from net realized capital gain ............     (0.16)     (2.59)       --         --
                                                             ------     ------    ------     ------
TOTAL DISTRIBUTIONS .....................................     (0.16)     (2.59)       --         --
                                                             ------     ------    ------     ------
NET ASSET VALUE, END OF PERIOD ..........................    $15.90     $11.98    $14.73     $11.09
                                                             ======     ======    ======     ======

TOTAL RETURN: ...........................................     34.36%     (1.55)%   32.82%     (3.31)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s omitted) ................     $77,136   $58,575    $53,046    $18,840
Ratio of expenses to average net assets .................      2.40%+     2.43%     2.42%      2.51%+
Ratio of net loss to average net assets .................     (1.86)%+   (1.80)%   (1.85)%    (1.40)%+
Portfolio turnover rate .................................     49.96%     87.55%    94.06%     73.00%++


                                                                                           CLASS D
                                                            ------------------------------------------------------------------
                                                               SIX
                                                              MONTHS                                                    5/23/94*
                                                               ENDED               YEAR ENDED OCTOBER 31,                 TO
                                                                                   ---------------------
                                                             4/30/99       1998       1997        1996        1995     10/31/94
                                                            ---------      -----      -----       -----       -----   ----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $11.96      $14.73     $11.09      $12.89     $  8.34      $7.14
                                                             ------     -------    -------     -------     -------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................     (0.13)      (0.23)     (0.26)      (0.17)      (0.18)     (0.04)
Net realized and unrealized gain (loss)
   on investments .......................................      4.39       (0.01)      3.97       (0.91)       4.85       1.08
Net realized and unrealized gain (loss)
from foreign currency transactions ......................     (0.19)       0.06      (0.07)       0.05       (0.05)      0.16
                                                             ------     -------    -------     -------     -------     ------
TOTAL FROM INVESTMENT OPERATIONS ........................      4.07       (0.18)      3.64       (1.03)       4.62       1.20
                                                             ------     -------    -------     -------     -------     ------

LESS DISTRIBUTIONS:
Dividends from net investment income ....................        --          --         --          --          --         --
Distributions from net realized capital gain ............     (0.16)      (2.59)        --       (0.77)      (0.07)        --
                                                             ------     -------    -------     -------     -------     ------
TOTAL DISTRIBUTIONS .....................................     (0.16)      (2.59)        --       (0.77)      (0.07)        --
                                                             ------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ..........................    $15.87      $11.96     $14.73      $11.09      $12.89      $8.34
                                                             ======     =======    =======     =======     =======     =======

TOTAL RETURN: ...........................................     34.34%      (1.70)%    32.82%      (8.07)%     55.95%     16.81%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................   $220,627    $184,032   $232,882    $197,412    $161,622     $6,499
Ratio of expenses to average net assets .................      2.40%+      2.43%      2.42%       2.52%       2.66%      2.75%+
Ratio of net loss to average net assets .................     (1.86)%+    (1.80)%    (1.85)%     (1.50)%     (1.63)%    (1.22)%+
Portfolio turnover rate .................................     49.96%      87.55%     94.06%      73.00%      87.42%     29.20%
Without expense reimbursement and/or
  management fee waiver:**
  Ratio of expenses to average net assets ...............                                                                 3.36%+
  Ratio of net loss to average net assets ...............                                                                (1.83)%+



---------------
  * Commencement of operations.
 ** The Manager and Seligman Henderson, the former subadviser to the Fund, at their discretion, waived a portion of their fees and, in some cases, Seligman Henderson reimbursed certain expenses for the periods presented.
  + Annualized.
 ++ For the year ended October 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS





THE BOARD OF DIRECTORS AND SHAREHOLDERS,

SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Henderson Global Fund Series, Inc., (comprising, respectively, the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund), as of April 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended October 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Henderson Global Fund Series, Inc. as of April 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

June 4, 1999

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
    at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee


Executive Officers
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

BRIAN ASHFORD-RUSSELL
VICE PRESIDENT

PETER BASSETT
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

NITIN MEHTA
VICE PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDENDYIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



-------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.


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


BENCHMARKS


LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 188 mutual funds at April 30, 1999.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 616 mutual funds at April 30, 1999.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 267 mutual funds at April 30, 1999.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 98 mutual funds at April 30, 1999.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average was comprised of 45 mutual funds at April 30, 1999.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCIEAFE INDEX): This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.



-----------------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.

Adapted from materials from LIPPER ANALYTICAL SERVICES INC., MORGAN STANLEY CAPITAL INTERNATIONAL, AND SALOMON SMITH BARNEY INCORPORATED.




FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER
Henderson Investment
Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement
                    Plan Services

(212) 682-7600      Outside the
                    United States

(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
     SELIGMAN HENDERSON GLOBAL FUND SERIES. INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ
          THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF


                                 [LOGO OMITTED]


                              J.&W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



EQSH3 4/99                              [LOGO OMITTED] Printed on Recycled Paper